               NOTE:  THIS TABLE OF CONTENTS IS NOT PART OF THE
               CINERGY CORP. UNION EMPLOYEES' RETIREMENT INCOME PLAN; INSTEAD, THIS TABLE OF CONTENTS IS MERELY FOR
               CONVENIENCE OF REFERENCE

                                 TABLE OF CONTENTS

                                                                                 PAGE
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE  1  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE  2  EFFECTIVE DATE OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . 28

ARTICLE  3  ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . 29
     3.1    Date of Participation. . . . . . . . . . . . . . . . . . . . . . . . . 29
     3.2    Leased Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     3.3    Transfers of Employment. . . . . . . . . . . . . . . . . . . . . . . . 29
     3.4    Transfers of Participants and Plan Assets To and From the Cinergy
            Corp. Non-Union Employees' Pension Plan and Cinergy Corp. Union
            Employees' Pension Plan. . . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE  4  AMOUNT OF LIFE-ONLY PENSION. . . . . . . . . . . . . . . . . . . . . . 31
     4.1    Normal Retirement Pension Formula. . . . . . . . . . . . . . . . . . . 31
     4.2    Normal Retirement Benefits for Pre-1998 Participants . . . . . . . . . 32
     4.3    General Method of Computing Annual Pension for Retirement at
            Early Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . . 32
     4.4    General Method of Computing Annual Pension for a Terminated
            Vested Participant . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     4.5    Maximum Pension. . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

ARTICLE  5  SEVERANCE FROM SERVICE-VESTING . . . . . . . . . . . . . . . . . . . . 40
     5.1    Vesting Requirement. . . . . . . . . . . . . . . . . . . . . . . . . . 40
     5.2    Severance from Service before Vesting. . . . . . . . . . . . . . . . . 40
     5.3    Severance from Service after Vesting . . . . . . . . . . . . . . . . . 41

ARTICLE  6  SPOUSE'S BENEFIT . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     6.1    Determination of Spouse's Benefit. . . . . . . . . . . . . . . . . . . 41
     6.2    Method of Payment of Spouse's Benefit. . . . . . . . . . . . . . . . . 44

ARTICLE  7  FORMS OF PENSION . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     7.1    Normal Forms of Pension. . . . . . . . . . . . . . . . . . . . . . . . 45
     7.2    Optional Forms of Retirement Income. . . . . . . . . . . . . . . . . . 47

ARTICLE  8  PAYMENT OF PENSION . . . . . . . . . . . . . . . . . . . . . . . . . . 58
     8.1    Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . 58
     8.2    Method of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . 58


     8.3    Small Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     8.4    Facility of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . 59
     8.5    Benefits for Late Retirees, Reemployed Retirees and Reemployed
            Terminated Vested Participants . . . . . . . . . . . . . . . . . . . . 59
     8.6    Required Payment of Benefits . . . . . . . . . . . . . . . . . . . . . 61
     8.7    Direct Rollovers of Eligible Distributions . . . . . . . . . . . . . . 66

ARTICLE  9  RETIREE MEDICAL/DENTAL BENEFITS. . . . . . . . . . . . . . . . . . . . 66
     9.1    Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     9.2    Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     9.3    Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     9.4    Impossibility of Diversion Prior To Satisfaction of All
            Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     9.5    Reversion Upon Satisfaction of All Liabilities . . . . . . . . . . . . 67
     9.6    Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     9.7    Employer Contributions To The Medical/Dental Benefits Account. . . . . 67
     9.8    Medical/Dental Benefits. . . . . . . . . . . . . . . . . . . . . . . . 68

ARTICLE  10 NONALIENATION OF BENEFITS. . . . . . . . . . . . . . . . . . . . . . . 68

ARTICLE  11 ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
     11.1   Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
     11.2   Removal and Replacement of Committee Members . . . . . . . . . . . . . 69
     11.3   Disqualification and Resignation . . . . . . . . . . . . . . . . . . . 69
     11.4   Chairperson, Services, and Counsel . . . . . . . . . . . . . . . . . . 69
     11.5   Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
     11.6   Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
     11.7   Action Without Meeting . . . . . . . . . . . . . . . . . . . . . . . . 70
     11.8   Notice to Trustee of Changes in Membership . . . . . . . . . . . . . . 70
     11.9   Correction of Defects. . . . . . . . . . . . . . . . . . . . . . . . . 71
     11.10  Reliance Upon Legal Counsel. . . . . . . . . . . . . . . . . . . . . . 71
     11.11  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
     11.12  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
     11.13  Powers and Duties of Committee . . . . . . . . . . . . . . . . . . . . 72
     11.14  Matters Specifically Excluded from Jurisdiction. . . . . . . . . . . . 73

ARTICLE  12 BENEFIT CLAIMS PROCEDURES. . . . . . . . . . . . . . . . . . . . . . . 73

ARTICLE  13 FUNDING POLICY AND METHOD. . . . . . . . . . . . . . . . . . . . . . . 75

ARTICLE  14 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75
     14.1   No Enlargement of Employee Benefits. . . . . . . . . . . . . . . . . . 75
     14.2   Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76
     14.3   Qualified Military Service . . . . . . . . . . . . . . . . . . . . . . 76
     14.4   Notice of Address. . . . . . . . . . . . . . . . . . . . . . . . . . . 76
     14.5   Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76
     14.6   No Individual Liability. . . . . . . . . . . . . . . . . . . . . . . . 77
     14.7   Participant's Statement of Agreement . . . . . . . . . . . . . . . . . 77

                                          ii

     14.8   No Diversion of Assets . . . . . . . . . . . . . . . . . . . . . . . . 77
     14.9   Governing Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78
     14.10  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78
     14.11  Interpretation and Regulation of Plan. . . . . . . . . . . . . . . . . 78
     14.12  Communications by Participants . . . . . . . . . . . . . . . . . . . . 78
     14.13  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78
     14.14  Accrued Benefit Not to be Decreased by Amendment . . . . . . . . . . . 79

ARTICLE  15 TRUSTS AND INSURANCE CONTRACTS . . . . . . . . . . . . . . . . . . . . 79
     15.1   Trusts and Insurance Contracts . . . . . . . . . . . . . . . . . . . . 79
     15.2   Irrevocability . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80
     15.3   Sufficiency of Pension Fund. . . . . . . . . . . . . . . . . . . . . . 80

ARTICLE  16 CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81

ARTICLE  17 APPROVAL UNDER INTERNAL REVENUE CODE . . . . . . . . . . . . . . . . . 81

ARTICLE  18 AMENDMENT AND TERMINATION. . . . . . . . . . . . . . . . . . . . . . . 81
     18.1   Right to Amend or Terminate. . . . . . . . . . . . . . . . . . . . . . 81
     18.2   Effect of Termination. . . . . . . . . . . . . . . . . . . . . . . . . 82
     18.3   Merger and Consolidation of Plan . . . . . . . . . . . . . . . . . . . 84
     18.4   Post-Change in Control Merger, Consolidation, or Transfer of
            Pension Plan Assets or Liabilities . . . . . . . . . . . . . . . . . . 85
     18.5   General Protection of Benefits in the Event of a Change in
            Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86
     18.6   Post-Change in Control Surplus Reversion . . . . . . . . . . . . . . . 86

ARTICLE  19 AUTHORIZED TRANSACTION . . . . . . . . . . . . . . . . . . . . . . . . 87

ARTICLE  20 PARTICIPATION BY OTHER EMPLOYERS . . . . . . . . . . . . . . . . . . . 87
     20.1   Adoption of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
     20.2   Withdrawal from Participation. . . . . . . . . . . . . . . . . . . . . 87
     20.3   Cinergy as Agent for Employers . . . . . . . . . . . . . . . . . . . . 88

ARTICLE  21 CONTINUANCE BY A SUCCESSOR . . . . . . . . . . . . . . . . . . . . . . 89


                                 ADOPTED PURSUANT TO RESOLUTIONS OF THE CINERGY
                               CORP. BOARD OF DIRECTORS DATED DECEMBER 18, 1997


               CINERGY CORP. UNION EMPLOYEES' RETIREMENT INCOME PLAN

                (As Amended and Restated Effective January 1, 1998)


                                    INTRODUCTION

Effective December 31, 1946, The Cincinnati Gas & Electric Company adopted The Cincinnati Gas & Electric Company Retirement Income Plan. The Plan has been restated on several occasions in order to comply with applicable legal requirements and to make other changes. This document is a complete restatement of the Plan, effective January 1, 1998. Also, effective January 1, 1998, the Plan is renamed the Cinergy Corp. Union Employees' Retirement Income Plan.


This Plan is maintained for the exclusive benefit of Eligible Employees. The purpose of the Plan is to provide retirement income for Eligible Employees. The Plan is designed to satisfy the requirements of Code subsection 401(a) and the applicable requirements of ERISA.


                                     ARTICLE 1

                                    DEFINITIONS


As used in this document, the following words and phrases, when capitalized, will have the meanings set forth below, unless a different meaning is plainly required by the context.


1.1 "Absence from Service" means, with respect to each Employee, his absence from service (with or without pay) with his Employer for any reason other than a quit, resignation, discharge, retirement, or death, including, but without limitation because of enumeration, vacation, holiday, sickness, disability, leave of absence (unless otherwise required by applicable law), or other layoff.

1.2 "Accrued Vacation Pay" means, with respect to an Employee, the compensation received at his Severance from Service for unused accrued vacation pursuant to the Employer's applicable policy.


1.3 "Active Participant" means a Participant for whom benefits are being accrued under the Plan on the applicable date.


1.4    "Actual Separation Date" means:


       (a) with respect to a Participant who either (1) retires on or after his Normal Retirement Date, or (2) who retires on an Early Retirement Date, the first day of the calendar month coincident with or following the date of the Participant's Severance from Service; or


       (b) with respect to a Participant who incurs a Severance from Service before he reaches age 50 and who is entitled to benefits determined under the provisions of Section 5.3 (Severance from Service after Vesting), the date of the Participant's Severance from Service.


1.5 "Actuarial Equivalent" means a benefit having the same actuarially determined value as the benefit that the Actuarial Equivalent replaces. The determination of an Actuarial Equivalent will be based on the following actuarial assumptions, except as provided in Subsection (c) or
       (d) below:


       (a)    MORTALITY:


              Participants in accordance with the UP-1984 Table, with no rating of ages;Spouses and Contingent Annuitants in accordance with the UP-1984 Table, with ages rated down three years;

       (b)    INTEREST:


              7-1/2% per annum, compounded annually.


       (c) With respect to any lump sum payment that may be payable under the Plan during a Plan Year, the Actuarial Equivalent will be calculated using the mortality table as prescribed from time to time by the Secretary of the Treasury (currently the 1983 Group Annuity Mortality Table with a 50/50 mix of males and females) and an interest rate equal to the annual rate of interest on 30 year Treasury securities as specified by the Commissioner of Internal Revenue for the second full calendar month preceding the first day of the Plan Year.


       (d) In the case of a Participant who had an accrued benefit under the Plan as of December 31, 1997, and who has a Severance from Service Date after December 31, 1997, no benefit determination will produce an amount that is less than that which would have been produced utilizing both the actuarial assumptions specified in the Plan as in effect on December 31, 1997, and the annual pension accrued as of December 31, 1997, determined under the provisions of the Plan, as then in effect.


1.6 "Additional Separation Date" means, with respect to a Participant who has an Initial Separation Date and who is later reemployed by an Employer, the first day of the calendar month coincident with or following the Participant's next Severance from Service Date. However, if the Participant has multiple Severance from Service Dates after his Initial Separation Date, then he will have an Additional Separation Date for each Severance from Service, which will be the first day of the calendar month coincident with or following the Participant's applicable Severance from Service Date.


1.7 "Affiliate" means any employer that together with the Employer is under common control or a member of an affiliated service group as determined under Code subsections 414(b), (c), (m), and (o). In determining whether an employer is a member of a controlled group for purposes of Section 4.5 (Maximum Pension), the rules of Code subsections 414(b) and (c) will be applied as modified by Code subsection 415(h).


1.8 "Annual Addition" means, with respect to a Participant for a Plan Year, the following amounts credited to a Participant's account in any Qualified Defined Contribution Plan maintained by the Employer or an Affiliate for the Plan Year: employer contributions, employee contributions (other than rollover contributions); forfeitures; amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code paragraph 415(l)(2), that is part of a pension or annuity plan maintained by the Employer or an Affiliate; and amounts derived from contributions paid or accrued after March 31, 1984, that are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, under a welfare benefit fund, as defined in Code subsection 419(e), maintained by the Employer or an Affiliate.


1.9 "Annual Pension" means, with respect to a Participant, the amount of the Participant's pension, expressed as an annual benefit for the Participant's lifetime.


1.10 "Annual Performance Cash Award" means, with respect to an Employee, the cash award received by the Employee under the provisions of an Employer's annual bonus or incentive pay plan or program, including, but without limitation because of enumeration, the Union Employees' Incentive Plan or any successor Plan.


1.11 "Annuity Starting Date" means, with respect to a Participant, the first day of the first period for which a Plan benefit is paid as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to the benefit.


1.12 "Base Wage" means, with respect to an Employee, the hourly or weekly base rate of pay received as remuneration for services performed for the relevant period, exclusive of any allowances, premiums, bonuses, overtime, or other forms or types of compensation, multiplied by his hours worked during the applicable period.

1.13 "Beneficiary" means, with respect to each Participant, the person or persons who are to receive benefits under the Plan after the Participant's death.


1.14 "Board of Directors" means the duly constituted board of directors of Cinergy on the applicable date.


1.15 "Break in Service" means, with respect to an Employee, a Period of Severance of at least 12 consecutive months.


1.16 "CG&E" means The Cincinnati Gas & Electric Company, and any related company that adopted the Plan on or before December 31, 1997.


1.17   "Change in Control" means any of the following events have occurred:


       (a) Any "person" or "group" (within the meaning of subsection 13(d) and paragraph 14(d)(2) of the Securities Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of Cinergy (not including in the securities beneficially owned by such person or group any securities acquired directly from Cinergy or an Affiliate) representing 50% or more of the combined voting power of Cinergy's then outstanding securities, excluding any person or group who becomes such a beneficial owner in connection with a transaction described in Paragraph (1) of Subsection (b) below;


       (b) There is consummated a merger or consolidation of Cinergy or any direct or indirect subsidiary of Cinergy with any other corporation, other than (1) a merger or consolidation that would result in the voting securities of Cinergy outstanding immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of Cinergy or such surviving entity or any parent thereof outstanding immediately after the merger or consolidation, or
              (2) a merger or consolidation effected to implement a recapitalization of Cinergy (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of Cinergy (not including in the securities beneficially owned by such person any securities acquired directly from Cinergy or its Affiliates other than in connection with the acquisition by Cinergy or its Affiliates of a business) representing 25% or more of the combined voting power of Cinergy's then outstanding securities;


       (c) During any period of two consecutive years, individuals who at the beginning of that period constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election context, including but not limited to a consent solicitation, relating to the election of directors of Cinergy) whose appointment or election by the Board of Directors or nomination for election by Cinergy's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of that period or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board of Directors; or


       (d) The shareholders of Cinergy approve a plan of complete liquidation or dissolution of Cinergy or there is consummated an agreement for the sale or disposition by Cinergy of all or substantially all of Cinergy's assets, other than a sale or disposition by Cinergy of all or substantially all of Cinergy's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of Cinergy in substantially the same proportions as their ownership of Cinergy immediately prior to such sale.


1.18 "Cinergy" means Cinergy Corp., a Delaware corporation, and any corporation that succeeds to its business and adopts the Plan.

1.19   "Claimant" means a person submitting a claim for benefits under the Plan.


1.20 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.


1.21   "Committee" means the benefits committee established pursuant to
       Article 11 (Administration) to serve as Plan administrator.


1.22 "Contingent Annuitant" means, with respect to any Participant electing a contingent pension option under Section 7.2 (Optional Forms of Retirement Income), the person designated by the Participant to receive a contingent pension after the Participant's death.


1.23 "Covered Compensation" means, with respect to a Participant, the average (without indexing) of the annual Social Security taxable wage bases under the Social Security Act for each year during the 35 calendar years ending with the last day of the calendar year in which the Participant reaches his Social Security Retirement Age.


1.24 "DCIP" means The Cincinnati Gas & Electric Company Deferred Compensation and Investment Plan.


1.25 "Defined Benefit Plan Fraction" means, with respect to an individual participating in one or more Qualified Defined Benefit Plans for any calendar year, the fraction, the numerator of which is the individual's Projected Annual Benefit under the Qualified Defined Benefit Plans (determined as of the end of the calendar year), and the denominator of which is the lesser of: (a) the product of 1.25 multiplied by the dollar limitation in effect under Code subparagraph 415(b)(1)(A) for that calendar year, or (b) the product of 1.4 multiplied by the amount that may be taken into account under Code subparagraph 415(b)(1)(B) with respect to the individual under the Qualified Defined Benefit Plans for the calendar year.

1.26 "Defined Contribution Plan Fraction" means, with respect to an individual participating in one or more Qualified Defined Contribution Plans for any calendar year, the fraction, the numerator of which is the sum of the Annual Additions with respect to the Participant (determined as of the close of the calendar year), and the denominator of which is the lesser of the following amounts (determined for that calendar year and for each prior calendar year of service with the Employer): (a) the product of 1.25 multiplied by the dollar limitation in effect under Code subparagraph 415(c)(1)(A) for the calendar year (determined without regard to Code paragraph 415(c)(6)), or (b) the product of 1.4 multiplied by the amount that may be taken into account under Code subparagraph 415(c)(1)(B) with respect to that individual under all Qualified Defined Contribution Plans for the calendar year.


1.27 "Dependent" means any individual who is eligible for coverage under the Medical/Dental Plan as the "spouse" or "dependent" of an Eligible Retiree.


1.28 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.


1.29 "Disability Date" means, with respect to a Participant, the date the Participant is first determined to be totally disabled under Cinergy's Long Term Disability Plan, as amended from time to time.


1.30 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse, and the Employee's or former Employee's Spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the Spouse or former Spouse.


1.31 "Early Retirement Date" means, with respect to each Participant who has satisfied the Vesting Requirement, and whose Severance from Service occurs on or after his 50th birthday but prior to his Normal Retirement Date, the first day of the calendar month coincident with or following his Severance from Service.

1.32 "Earnings" means, with respect to any Employee for any period of reference, the sum of the Employee's: (a) Base Wage, (b) Overtime Pay,
       (c) Shift Premiums, (d) Holiday Premiums, (e) Accrued Vacation Pay,
       (f) Sabbatical Vacation Pay, (g) Service Watch Payments, and (h) Annual Performance Cash Awards. "Earnings" does not include (a) reimbursements or other expense allowances, (b) fringe benefits (cash and noncash) other than those named in the preceding sentence, (c) moving and relocation expenses, (d) deferred compensation, (e) welfare benefits, (f)
       Long-Term Performance Awards, (g) other forms of compensation or remuneration that are not specifically named in the preceding sentence, or (h) any payments received by an Employee from any Affiliate that is not an Employer.


       If an Eligible Employee takes a leave of absence to act as Business Manager and/or Assistant Business Manager of Local Union 1347 of the International Brotherhood of Electrical Workers, AFL-CIO, his Earnings for the period of his leave of absence will be deemed to be the Earnings the Eligible Employee received immediately prior to his leave of absence; provided, however, that his Earnings for the period of his leave will be adjusted to reflect any cost-of-living increases the Eligible Employee would have received during that period under the collective bargaining agreement between Local Union 1347 and the Employer.


       Notwithstanding the foregoing provisions of this Section, an Employee's Earnings taken into account for any Plan Year will not exceed $150,000, as adjusted pursuant to Code paragraph 401(a)(17).


1.33 "Effective Date" means the Plan's original effective date of December 31, 1946.


1.34 "Eligible Employee" means an Employee other than a Leased Employee whose pay is customarily computed on an hourly, weekly, or bi-weekly basis; whose employment is subject to FLSA overtime and record keeping provisions; and who is assigned to an employment position that is governed by a collective bargaining agreement to which the Employer is a party and which provides for participation in the Plan.

1.35   "Eligible Individual" means an Eligible Retiree or a Dependent.


1.36   "Eligible Retiree" means an individual who:


       (a) is a Retired Participant who is also eligible to participate in the Medical/Dental Plan, and


       (b) is not a Key Employee at any time during the current Plan Year and has not been a Key Employee at any time during any previous Plan Year for which contributions were made for that individual's benefit to the Medical/Dental Benefits Account.


1.37 "Eligible Retirement Plan" means an individual retirement account described in Code subsection 408(a), an individual retirement annuity described in Code subsection 408(b), an annuity plan described in Code subsection 403(a), or a qualified trust described in Code subsection 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.


1.38 "Eligible Rollover Distribution" means any distribution of all or a portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; any distribution to the extent that the distribution is required under Code paragraph 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

1.39 "Employee" means any person who is employed by an Employer, other than as an employee classified by his Employer as a summer laborer or summer employee, and who receives compensation that the Employer initially reports on a federal wage and tax statement (Form W-2). For purposes of crediting Service for vesting and, except as otherwise provided, for purposes of the rules set out in Section 4.5 (Maximum Pension), the term "Employee" includes a Leased Employee.


1.40 "Employer" means Cinergy and any Affiliate that, with the consent of the Board of Directors, elects to participate in the Plan pursuant to
       Section 20.1 (Adoption of Plan) and any successor corporation or other organization or entity that adopts the Plan pursuant to Article 21 (Continuance by a Successor). If any Affiliate withdraws from participation in the Plan pursuant to Section 20.2 (Withdrawal from Participation), that Affiliate will cease to be an Employer.


1.41 "Employment Commencement Date" means, with respect to each Employee, the date as of which the Employee is first entitled to be credited with an Hour of Service.


1.42 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and interpretive rulings and regulations.


1.43 "FLSA" means the Fair Labor Standards Act of 1938, as amended from time to time, and interpretive rulings and regulations.


1.44 "Highest Average Earnings" means a Participant's highest average annual Earnings for any three consecutive calendar years out of his last ten years of Participation. However, if the Participant completes fewer than three years of Participation, his Highest Average Earnings will mean his average annual Earnings for his total years of Participation. If a Participant is totally disabled and qualifies for benefits under Cinergy's Long Term Disability Plan until his Normal Retirement Date, Early Retirement Date, or Actual Separation Date, whichever is applicable, his Severance from Service Date will be deemed for purposes of this Section to be his Disability Date.

       For purposes of this Section, if a Participant's Severance from Service Date is other than December 31, the following periods will be treated as a period of three consecutive calendar years:


       (a) His months of Participation in the calendar year that includes his Severance from Service Date; plus


       (b) The two (or fewer) full calendar years of Participation prior to his Severance from Service Date; plus


       (c) From the calendar year immediately preceding the period described in Subsection (b), the lesser of (1) the Participant's months of Participation in that year, or (2) the number of months equal to 12 minus the number of months included pursuant to Subsection (a). A Participant's Earnings will be deemed to have been earned ratably throughout the period described in this Subsection (c).


1.45 "Holiday Premiums" means, with respect to an Employee, the compensation received as a premium for services performed for the relevant period for working on a holiday recognized by the Employer pursuant to its applicable policy.


1.46 "Hour of Service" means, with respect to any Employee, any of the following:


       (a) each hour for which he is paid, or entitled to payment, by an Employer for the performance of duties for that Employer;


       (b) each other hour for which back pay, irrespective of mitigation of damages, has been either awarded to him or agreed to be paid to him by an Employer;


       (c) each other hour for which he is absent from his normal period of employment with his Employer due to an approved military leave, maternity leave, paternity leave, adoption leave, worker's compensation leave, personal leave of six consecutive months or less, or sick leave of six consecutive months or less; and


       (d) each other hour for which he is paid, or entitled to payment, by an Employer for a period of time during which he does not perform any duties for that Employer (irrespective of whether or not his employment relationship with that Employer has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, witness duty, military duty, or leave of absence.


       In computing an Hour of Service, the Plan may use the equivalencies set forth in paragraph (e) of 29 C.F.R. Section 2530.200b-3. However, if different equivalencies are used for different classifications of Employees, then those classifications must be reasonable and consistently applied. Each Hour of Service will be credited to the Employee for the appropriate computation period in accordance with the provisions of paragraphs (b) and (c) of 29 C.F.R. Section 2530.200b-2, and each Hour of Service, when aggregated for a particular computation period, will constitute the Hours of Service credited to the Employee for that computation period. However, no Employee will be credited under Subsection (d) either with more than 501 Hours of Service on account of any single continuous period during which the Employee performs no duties for an Employer irrespective of whether or not that period occurs in a single computation period, or with an hour for which the Employee is paid, or entitled to payment, by an Employer if that payment is made solely for the purposes of either reimbursing the Employee for medical or medically related expenses incurred by the Employee or complying with applicable worker's compensation, unemployment compensation, or disability insurance laws. However, the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (d) of this Section will be subject to the same limitations set forth in the immediately preceding sentence with respect to Subsection (d).


1.47 "Initial Separation Date" means, with respect to a Participant who is entitled to benefits under the provisions of Section 5.1 (Vesting Requirement), Section 5.2 (Severance from Service before Vesting), or
       Section 5.3 (Severance from Service after Vesting), the first day of the calendar month coincident with or following the Participant's initial Severance from Service Date.


1.48 "Key Employee" means an Employee or former Employee of an Employer who, at any time during the determination period, is:


       (a) an officer of an Employer having annual Section 415 Compensation from his Employer greater than 50 percent of the amount in effect under Code subparagraph 415(b)(1)(A) for any Plan Year;


       (b) one of the ten Employees having annual Section 415 Compensation from his Employer of more than the limitation in effect under Code subparagraph 415(c)(1)(A) and owning (or considered as owning within the meaning of Code section 318) the largest interests in the Employer.


       (c) the owner (or considered as the owner within the meaning of Code section 318) either of more than five percent of the outstanding stock of Cinergy, or stock possessing more than five percent of the total combined voting power of all stock of Cinergy; or


       (d) the recipient of at least $150,000 in annual Section 415 Compensation from the Employer and who owns (or is considered as owning within the meaning of Code section 318) either more than one percent of the outstanding stock of Cinergy or stock possessing more than one percent of the total combined voting power of all stock of Cinergy.


       However, no more than 50 Employees of an Employer will be deemed to be officers for any particular Plan Year. Also, the term Key Employee includes the beneficiaries of a Key Employee. For purposes of Subsection (b) above, if two Employees have the same interest in the Employer, the Employee having greater annual Earnings from his

       Employer will be treated as having a larger interest. The determination of who is a Key Employee will be made in accordance with Code paragraph 416(i)(1).


1.49 "Leased Employee" means any person who performs services for another person, the "recipient," but who is not an employee of the recipient, if
       (a) the services are provided pursuant to an agreement between the recipient and any other person, (b) the person has performed the services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and
       (c) the services are performed under the primary direction and control of the recipient. A Leased Employee will not be considered an employee of the recipient if:


       (a) that employee is covered by a money purchase pension plan providing:


              (1) a non-integrated employer contribution rate of at least 10 percent of compensation, as defined in Code paragraph 415(c)(3), which includes amounts contributed pursuant to a salary reduction agreement that are excludable from the Employee's gross income under Code section 125, Code paragraph 402(a)(8), or Code subsections 402(h) or 403(b);


              (2)    immediate participation;


              (3)    full and immediate vesting; and


       (b) leased employees do not constitute more than 20 percent of the recipient's non-highly compensated work force.


1.50 "Long-Term Performance Awards" means, with respect to an Employee, the cash or stock-based award received by the Employee pursuant to the provisions of an Employer's long-term bonus or incentive pay plan or program, including, but without limitation because of enumeration, the Cinergy 1996 Long-Term Incentive Compensation Plan.

1.51   "Medical/Dental Benefits" means the benefits specified and payable under
       Section 9.8 (Medical/Dental Benefits) from the Medical/Dental Benefits Account.


1.52 "Medical/Dental Benefits Account" means the separate account established pursuant to Article 9 (Retiree Medical/Dental Benefits) for contributions to fund benefits payable under Article 9 (Retiree Medical/Dental Benefits).


1.53 "Medical/Dental Plan" means any plan or program that is established by the Employer to provide medical or dental insurance coverage or medical or dental expense reimbursements to Eligible Individuals.


1.54 "Nonforfeitable" means, with respect to a Participant's claim for benefits under the Plan, that the claim is unconditional, legally enforceable, and not subject to divestment except in accordance with the Plan's specific provisions, including, but without limitation because of enumeration, the provisions of Section 15.3 (Sufficiency of Pension
       Fund).


1.55 "Normal Retirement Date" means, with respect to each Participant, the first day of the calendar month coincident with or following his 65th birthday.


1.56 "Option Effective Date" means a Participant's Actual Separation Date, unless further extended with respect to a Participant making a timely election during the applicable election period, in which case the Option Effective Date will be the first day of the calendar month coincident with or following the last day of the applicable election period, provided he has timely elected the option on or before that date.


1.57 "Overtime Pay" means, with respect to an Employee, the compensation received as remuneration consistent with the requirements of the FLSA, or for services performed for the relevant period for hours worked beyond the Employee's regularly scheduled work hours pursuant to the Employer's applicable policy.

1.58 "Participant" means any Eligible Employee who has met the eligibility requirements set forth in Article 3 (Eligibility and Participation) and for whom benefits are to be provided under the Plan.


1.59 "Participation" means, with respect to an Eligible Employee, the period of time during which he is treated as a Participant in the Plan, the length of which will be determined as follows:


       (a) Notwithstanding any other provision of this Plan to the contrary, an Eligible Employee who accrued Pre-1998 Years of Accredited Service prior to January 1, 1998, under the Plan will be credited with years of Participation for the Pre-1998 Years of Accredited Service credited to him.


       (b) An Eligible Employee will be credited with Participation for the period of time beginning with the later of (1) January 1, 1998, or
              (2) his Employment Commencement Date and ending on his Severance from Service Date.


       (c) An Eligible Employee will be credited with Participation for any Period of Credited Severance during which he is a Participant or former Participant.


       (d) Notwithstanding any other provision of this Plan to the contrary, an Eligible Employee who is a Participant and who takes a leave of absence to act as Business Manager and/or Assistant Business Manager for Local Union 1347 of the International Brotherhood of Electrical Workers, AFL-CIO, will be credited with Participation for the period of time during which he acts as Business Manager and/or Assistant Business Manager. This Subsection will be effective only through the duration of the 1996-2001 collective bargaining agreement between Local Union 1347 and the Employer, unless it is extended by agreement of the parties or by operation of law.

       (e) In determining an Eligible Employee's total Participation for purposes of the Plan, all periods of service that are credited to the Employee under Subsections (a) through (d) above will be aggregated. In no event will an Employee be credited more than once for the same period of Participation. For purposes of determining an Eligible Employee's total Participation, the Eligible Employee will be credited with one month of Participation for each calendar month in which he is a Participant in the Plan and is credited with at least one Hour of Service. An Eligible Employee will be credited with one year of Participation for each 12 months of Participation with which he is credited pursuant to the preceding sentence.


1.60 "Pension Fund" or "Fund" means the fund established in consequence of and for the purposes of the Plan to provide the benefits under the Plan, including all funds held in all trusts and group annuity contracts that are being used as funding media for the Plan.


1.61 "Period of Credited Severance" means, with respect to each Eligible Employee who has incurred a Severance from Service, and who, within 12 Months of his Severance from Service Date, performs an Hour of Service, the Period of Severance commencing on the Eligible Employee's Severance from Service Date and ending on the date thereafter upon which he first performs an Hour of Service. In the case of an Eligible Employee who has incurred a Severance from Service that occurs during an Absence from Service by reason of a maternity or paternity absence as defined in Subsection 1.83(b), the period between the first and second anniversaries of the first day of absence will not be a Period of Credited Severance.


1.62 "Period of Severance" means, with respect to each Eligible Employee, the period of time commencing on his Severance from Service Date and ending on the date thereafter upon which he first performs an Hour of Service.

1.63 "Plan" means the pension plan known as the "Cinergy Corp. Union Employees' Retirement Income Plan," as amended, from time to time. As effective January 1, 1998, this document sets forth the Plan.


1.64   "Plan Year" means the calendar year.


1.65 "Pre-1998 CG&E Service" means, with respect to an Employee, the period of time during which the employment relationship exists between the Employee and CG&E on or before December 31, 1997, the length of which is determined as follows:


       (a) An Employee will be credited with Pre-1998 CG&E Service for the period of time beginning with his Employment Commencement Date and ending on December 31, 1997.


       (b) An Employee will be credited with Pre-1998 CG&E Service for each Period of Credited Severance occurring on or before December 31, 1997.


       (c) An Employee will be credited with Pre-1998 CG&E Service for any period of service on or before December 31, 1997, with a related company of CG&E (as determined under Code subsections 414(b), (c), and (m)), which will be determined as if he had been employed by CG&E during that period.


       (d) In determining an Employee's total Pre-1998 CG&E Service for purposes of the Plan, all periods of Pre-1998 CG&E Service that are credited to the Employee under Subsections (a) through (c) above will be aggregated. In no event will an Employee receive credit more than once for the same period of Pre-1998 CG&E Service. For purposes of determining an Employee's total Pre-1998 CG&E Service, the Employee will be credited with one month of Pre-1998 CG&E Service for each month during which he is credited with at least one Hour of Service. Those total months of Pre-1998 CG&E Service will then be rounded up to the next highest number of whole calendar years.

1.66 "Pre-1998 Final Average Compensation" means, with respect to a Participant who was a Participant in the Plan as of December 31, 1997, the average of the four consecutive calendar years of compensation, as defined in (a) below, that produce the highest average within the 10 calendar years ending on December 31, 1997.


       (a) For purposes of this definition, "compensation" means the annual rate of base pay determined on July 1 of each year prior to 1998. For these purposes, base pay is the wage or salary assigned to each specific job title or position. Base pay does not include overtime, bonuses, severance, or any other special pay. Base pay, however, will include deferred compensation contributions (as that term is defined under the DCIP and SIP) and will also include any other elective contribution made by CG&E to a plan covered by Code section 125, which contribution is not included in the gross income of the Participant. If compensation for any Plan Year beginning before January 1, 1994, is taken into account in determining a Participant's Pre-1998 Final Average Compensation, the compensation for that Plan Year will be subject to the limitation of Code paragraph 401(a)(17) that was in effect for that year and the Participant's Nonforfeitable Annual Pension will not be less than the Participant's accrued benefit under the Plan as of December 31, 1993.


       (b) For purposes of this definition, a Participant's base pay will be converted to an annual rate of compensation using the formula appropriate to the Participant's base pay, as follows:


              (1) SEMI-MONTHLY RATE. The annual compensation for a Participant paid on a semi-monthly basis is 24 times the Participant's July 1 semi-monthly base pay.


              (2) MONTHLY RATE. The annual compensation for a Participant paid on a monthly basis is 12 times the Participant's July 1 monthly base pay.

              (3) HOURLY RATE. The annual compensation for a Participant paid on an hourly basis is 2,080 times the Participant's July 1 hourly base pay.


              (4) WEEKLY RATE. The annual compensation for a participant paid on a weekly basis is 52 times the Participant's weekly base pay.


       (c) The compensation of a Participant who has no salary or wage rate on July 1 of a calendar year because he is on an unpaid leave of absence or temporary suspension will be calculated using his latest rate of pay prior to July 1 of that year, if the Participant returns to active employment before his Severance from Service Date. If the Participant is on unpaid leave or suspension on July 1 of a year, and the Participant does not return to active employment before his Severance from Service Date, his compensation for that calendar year will be zero.


1.67 "Pre-1998 Years of Accredited Service" means the number of years equal to the length of the Employee's Pre-1998 CG&E Service, during which the Employee is treated as a Participant in the Plan. The calculation of an Employee's Pre-1998 Years of Accredited Service will begin on the first day of the month during which the Employee became eligible to participate in the Plan.


1.68 "Primary Social Security Benefit" means the primary federal old age insurance benefit estimated by the Committee that is, or would be, payable to a Plan Participant at age 65 based on the federal Social Security Act in effect on December 31, 1997.


       The Primary Social Security Benefit of a Participant who had not attained age 65 by December 31, 1997, will be determined by assuming that he continued to receive compensation after December 31, 1997, at the rate of compensation in effect immediately prior to that, to age 55, and zero compensation from age 55 thereafter until age 65.

       If a Participant was hired after 1950, he will be provided with written notice of his right to supply actual pre-employment earnings history, of the financial consequences of failing to supply such history, and that the Participant can obtain his actual earnings history on a year-by-year basis from the Social Security administration.


       If a Participant whose pre-CG&E employment earnings history was estimated supplies documentation from the Social Security administration of his actual year-by-year earnings history, the Participant's Primary Social Security Benefit that previously was estimated will be recalculated using actual pre-CG&E employment earnings. Such documentation must be supplied no later than 6 months following the later of:


       (a)    the date of the Participant's Severance from Service, or


       (b) the date that the Participant is notified of the benefit to which he is entitled.


1.69 "Projected Annual Benefit" means, with respect to any Participant participating in a Qualified Defined Benefit Plan maintained by an Employer or an Affiliate, the annual straight life annuity benefit to which the Participant would be entitled under that Qualified Defined Benefit Plan based upon the following assumptions:


       (a) the Participant will continue as an employee of an Employer until reaching the Participant's normal retirement age under the plan (or the Participant's current age if that is later);


       (b) the Participant's compensation used to determine benefits under the plan for the calendar year under consideration will remain the same until the date the Participant attains the age described in Paragraph (a); and


       (c) all other relevant factors used to determine benefits under the plan for the calendar year under consideration will remain constant for all future calendar years.

1.70 "Qualified Defined Benefit Plan" means any qualified defined benefit plan as defined in Code subsections 414(j) and 415(k).


1.71 "Qualified Defined Contribution Plan" means any qualified defined contribution plan as defined in Code subsections 414(i) and 415(k).


1.72 "Qualified Domestic Relations Order" means a qualified domestic relations order as defined in Code subsection 414(p).


1.73 "Reduced Primary Social Security Benefit" means the reduced amount of primary federal old age insurance benefit estimated by the Committee that is, or would be, payable or estimated to become payable to a Participant at his earliest eligibility date. The estimate is based on the Social Security Act as in effect at the Participant's Option Effective Date. If a Participant supplies documentation from the Social Security Administration of his or her actual Reduced Primary Social Security Benefit at least 60 days before his or her Option Effective Date, that amount will be used in lieu of the estimate referred to above. A Reduced Primary Social Security Benefit calculated using actual documentation will not be recalculated.


1.74 "Reemployed Retiree" means a Participant, other than a Terminated Vested Participant, who is reemployed by an Employer after his Initial Separation Date or an Additional Separation Date.


1.75 "Reemployed Terminated Vested Participant" means a Terminated Vested Participant who is reemployed by an Employer after his Initial Separation Date or an Additional Separation Date.


1.76 "Reemployment Commencement Date" means, with respect to an Eligible Employee who incurs a Severance from Service and is later reemployed by an Employer, the date upon which the Eligible Employee first performs an Hour of Service after his reemployment.

1.77 "Retired Participant" means a former Participant, other than a Terminated Vested Participant, while alive on and after his Actual Separation Date.


1.78 "Sabbatical Vacation Pay" means, with respect to an Employee, the compensation received as remuneration for the weeks of accrued vacation accumulated pursuant to the Employer's applicable policy for the purpose of taking an extended vacation beyond the number of weeks of vacation to which the Employee would normally be entitled.


1.79 "Section 415 Compensation" means an Eligible Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and, except as provided in the following sentence, excluding the following:
       (a) Employer contributions to a plan of deferred compensation that are not included in the Employee's gross income for the taxable year in which contributed or any distributions from a plan of deferred compensation;
       (b) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and (c) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option. Notwithstanding the foregoing, Section 415 Compensation will include any elective deferral as defined in Code paragraph 402(g)(3) and amounts contributed by an Employer pursuant to a salary reduction agreement that are excludable from the Employee's gross income under Code section 125 or 457.


1.80 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and interpretive rulings and regulations.


1.81 "Service" means, with respect to an Eligible Employee, the period of time during which the employment relationship exists between the Eligible Employee and the Employer, the length of which is determined as follows:

       (a) Notwithstanding any other provision of the Plan to the contrary, any Eligible Employee who accrued "years of vesting service" (as defined in the Plan as of December 31, 1997) under the Plan will be credited with Service for the "years of vesting service" credited to him under the Plan before January 1, 1998.


       (b) An Eligible Employee will be credited with Service for the period of time beginning with his Employment Commencement Date and ending on his Severance from Service Date.


       (c) An Eligible Employee will be credited with Service for each Period of Credited Severance.


       (d) An Eligible Employee will be credited with Service for any period of Service with an Affiliate after he has reached age 18, which will be determined as if he had been employed by the Employer during that period.


       (e) Notwithstanding any other provision of the Plan to the contrary, an Eligible Employee who takes a leave of absence to act as Business Manager and/or Assistant Business Manager for Local
              Union 1347 of the International Brotherhood of Electrical Workers, AFL-CIO, will be credited with Service for the period of time during which he acts as Business Manager and/or Assistant Business Manager. This Subsection will be effective only through the duration of the 1996-2001 collective bargaining agreement between Local Union 1347 and the Employer, unless it is extended by agreement of the parties or by operation of law.


       (f) In determining an Eligible Employee's total Service for purposes of the Plan, all periods of Service that are credited to the Employee under Subsections (a) through (e) above will be aggregated. In no event will an Employee receive credit more than once for the same period of Service. For purposes of determining an Eligible Employee's total Service, the Eligible Employee will be credited with one month of Service for each calendar month in which he is credited with at least one Hour of Service. An Eligible Employee will be credited with one year of Service for each 12 months of Service with which he is credited pursuant to the preceding sentence.


1.82 "Service Watch Payments" mean, with respect to an Eligible Employee, the compensation received as a premium for serving on stand-by duty for the relevant period pursuant to the Employer's applicable policy.


1.83   "Severance from Service" means, with respect to an Employee:


       (a) the date of termination of his employment relationship with his Employer by reason of a quit, resignation, discharge, retirement, death, or layoff of the Employee for an indefinite period of time made without any expectation on the part of the Employer at the time of layoff to recall the Employee, for employment with the Employer as an Employee within 12 months from the date of the commencement of the layoff; or


       (b) the first anniversary of the first date of the Employee's Absence from Service, or, if later, the expiration of an Absence from Service. Notwithstanding the preceding sentence, if an Employee has an Absence from Service of more than one year by reason of a maternity or paternity absence, the Employee's Severance from Service occurs on the second anniversary of that absence. For purposes of this Subsection, an Absence from Service for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of that individual, (3) by reason of the placement of a child with the individual in connection with the adoption of the child by that individual, or (4) for purposes of caring for the child for a period beginning immediately following its birth or placement.

       For purposes of this Subsection, the term "Employer" includes all Affiliates, and an Employee or former Employee will not be treated as having incurred a Severance from Service until the employment relationship between the Employee and all Employers and Affiliates is terminated.


1.84 "Severance from Service Date" means, with respect to each Employee, the date of his Severance from Service.


1.85 "Shift Premiums" means, with respect to an Eligible Employee, the compensation received as a premium for services performed for the relevant period for working a shift other than the Employer's regular day shift pursuant to the Employer's applicable policy.


1.86   "SIP" means The Cincinnati Gas & Electric Savings Incentive Plan.


1.87   "Social Security Act" means the federal Social Security Act, 42 U.S.C.
       Section 301, ET SEQ., as amended from time to time, and interpretive rulings and regulations.


1.88 "Social Security Retirement Age" means respectively (a) age 65 for a Participant born before January 1, 1938; (b) age 66 for a Participant born after December 31, 1937, but before January 1, 1955; and (c) age 67 for a Participant born after December 31, 1954.


1.89 "Spouse" means, with respect to any Participant, the Participant's lawfully married spouse, if any, on the applicable date. The Plan will not recognize common law marriages or similar arrangements unless required to do so by federal law. A former Spouse will also be considered a Spouse to the extent provided under a Qualified Domestic Relations Order.


1.90 "Terminated Vested Participant" means a Participant who is entitled to benefits under the provisions of Section 5.3 (Severance from Service After Vesting).


1.91 "Trust Fund" means the trust established by the Employer to fund the Plan.

1.92 "Trustee" means the person or entity designated by Cinergy to act as trustee of any trust forming a part of the Pension Fund.


1.93 "Vesting Requirement" means, with respect to each Participant, the requirements for the vesting of his accrued benefits under the Plan.


The uses of singular and masculine words are for practical purposes only and will be deemed to include the plural and feminine, respectively, unless the context plainly indicates a distinction. Certain other definitions, as required, appear in the following Articles of the Plan.


                                     ARTICLE 2

                               EFFECTIVE DATE OF PLAN

The original effective date of this Plan was December 31, 1946. The effective date of this Plan restatement is January 1, 1998, as to Cinergy, and will be effective with respect to any other Employer as of the date that Employer elects to participate in the Plan pursuant to Section 20.1 (Adoption of Plan).


This restatement applies only to Eligible Employees who are credited with at least one Hour of Service on or after January 1, 1998. This Plan will not affect the rights of former Eligible Employees (and their Beneficiaries) who retired, died, or otherwise terminated their employment with an Employer prior to January 1, 1998. The rights, if any, of those former Eligible Employees (and their Beneficiaries), and the amounts of their benefits, if any, will be governed by the provisions of the Plan as in effect prior to January 1, 1998.

                                     ARTICLE 3

                           ELIGIBILITY AND PARTICIPATION


3.1    DATE OF PARTICIPATION

       Each Employee who is an Eligible Employee on January 1, 1998, and who was participating in the Plan as of December 31, 1997, will continue to be a Participant as of January 1, 1998. Each other Eligible Employee will automatically become a Participant on the later of his Employment Commencement Date or the date he reaches age 18. An Eligible Employee who becomes a Participant, subsequently incurs a Severance from Service, and is later reemployed by an Employer will again become a Participant on his Reemployment Commencement Date.


3.2    LEASED EMPLOYEES

       A Leased Employee will be excluded from participation in the Plan. However, if a Leased Employee is subsequently employed by an Employer as an Eligible Employee, his time as a Leased Employee of an Employer will be considered for purposes of determining eligibility under this Article and vesting under Article 5 (Severance from Service -- Vesting).


3.3    TRANSFERS OF EMPLOYMENT

       If a Participant is transferred from one Employer to another or from an Employer to an Affiliate, he will continue to participate in the Plan until an event occurs that would have terminated his participation had he continued in the service of an Employer, except that payments received by a Participant from any Affiliate that is not an Employer will not be treated as Earnings for purposes of determining the amount of retirement benefits to which the Participant will be entitled. Any period of employment with an Affiliate that is not an Employer will be taken into account for purposes of determining when a Participant has satisfied the Vesting Requirement.

       If a Participant is transferred from an Employer to an Affiliate that has not elected to participate in the Plan pursuant to Section 20.1 (Adoption of Plan), the Participant's accrued benefit under the Plan as of the date of the transfer will be preserved. The Participant's service after the transfer will not be considered in determining the Participant's years of Participation, but will be considered in determining the Participant's years of Service.


3.4 TRANSFERS OF PARTICIPANTS AND PLAN ASSETS TO AND FROM THE CINERGY CORP. NON-UNION EMPLOYEES' PENSION PLAN AND CINERGY CORP. UNION EMPLOYEES' PENSION PLAN.


       (a) If a Participant in the Plan remains an Employee but becomes ineligible to participate in the Plan, he will become a participant in the Cinergy Corp. Non-Union Employees' Pension Plan or the Cinergy Corp. Union Employees' Pension Plan, if he is an "eligible employee" as defined in either of those plans, as of the first day of the month during which his change in Employee status becomes effective.


       (b) If a participant in the Cinergy Corp. Non-Union Employees' Pension Plan or the Cinergy Corp. Union Employees' Pension Plan remains an Employee but becomes ineligible to participate in his current plan, he will become a Participant in the Plan, if he is an Eligible Employee, as of the first day of the month during which his change in Employee status becomes effective.


       (c) A transfer of assets between the Plan and the Cinergy Corp. Non-Union Employees' Pension Plan or the Cinergy Corp. Union Employees' Pension Plan will follow the requirements of Code subsection 414(1). The value of the benefits to be transferred will be based upon the Plan's actuarial valuation assumptions at the time of the transfer. The actual transfer of assets will occur as soon as administratively practicable after the change in the Participant's Employee status.

       (d) A Participant who has earned years and/or partial years of "participation" under the Cinergy Corp. Non-Union Employees' Pension Plan or the Cinergy Corp. Union Employees' Pension Plan, and who then becomes a Participant in this Plan, will be credited under this Plan with his total years of "participation" earned under the Cinergy Corp. Non-Union Employees' Pension Plan or the Cinergy Corp. Union Employees' Pension Plan as if they were earned under this Plan. A Participant will not be credited with more years of Participation than he would have earned if the total of all his years of Participation under the Plan and all his years of "participation" under the Cinergy Corp. Non-Union Employees' Pension Plan and the Cinergy Corp. Union Employees' Pension Plan had been earned solely as a Participant of this Plan. The benefit paid to a Participant under this Plan will never be less than the benefit the Participant earned in the Cinergy Corp. Non-Union Employees' Pension Plan and/or the Cinergy Corp. Union Employees' Pension Plan prior to his change in Employee status.


                                     ARTICLE 4

                            AMOUNT OF LIFE-ONLY PENSION


4.1    NORMAL RETIREMENT PENSION FORMULA


       Except as otherwise expressly provided in this Article, a Participant who retires on or after his Normal Retirement Date will be entitled to a Nonforfeitable Annual Pension under this Plan equal to the sum of (a) plus (b), where (a) is equal to:


              (1) 1.1 percent of the Participant's Highest Average Earnings plus


              (2) 0.5 percent of the amount by which his Highest Average Earnings exceed his applicable Covered Compensation, multiplied by the number of his years of Participation not in excess of 35;

       and (b) is equal to 1.4 percent of the Participant's Highest Average Earnings, multiplied by the number of his years of Participation in excess of 35.


4.2    NORMAL RETIREMENT BENEFITS FOR PRE-1998 PARTICIPANTS


       The normal retirement Nonforfeitable Annual Pension of a Participant who was a Participant in the Plan as of December 31, 1997, will be the greater of (a) or (b), where (a) is the Participant's Annual Pension calculated under Section 4.1 (Normal Retirement Pension Formula) and
       (b) is the Participant's annual accrued benefit calculated under the Plan as of December 31, 1997. A Participant's annual accrued benefit computed under the Plan's Normal Retirement Formula as of December 31, 1997, equals 57 percent of the Participant's Pre-1998 Final Average Compensation reduced by one-half of his or her Primary Social Security Benefit. If the Participant has less than 30 Pre-1998 Years of Accredited Service, the amount will be further reduced by 1/30 for each full year less than 30 years. If the Participant has more than 30 Pre-1998 Years of Accredited Service, the amount will be increased by $6.00 for each Pre-1998 Year of Accredited Service over 30 years.


4.3 GENERAL METHOD OF COMPUTING ANNUAL PENSION FOR RETIREMENT AT EARLY RETIREMENT DATE


       (a) Subject to the following provisions of this Section, a Participant who retires on an Early Retirement Date, will be entitled to a Nonforfeitable Annual Pension computed under Section 4.1 (Normal Retirement Pension Formula). The benefits will begin on the Employee's Normal Retirement Date, or, if the Employee so elects, at an earlier date on or after his Early Retirement Date. If the Employee elects to have the benefit begin before his 62nd birthday, the amount of the Employee's Nonforfeitable Annual Pension will be multiplied by the appropriate early payment factor as obtained from the following table:

             EARLY              EARLY               EARLY
            PAYMENT            PAYMENT             PAYMENT
            PERIOD     EARLY    PERIOD     EARLY    PERIOD     EARLY
            ------    PAYMENT   ------    PAYMENT   ------    PAYMENT
           YR.  MO.    FACTOR  YR.  MO.    FACTOR  YR.  MO.    FACTOR
           ---  ---    ------  ---  ---    ------  ---  ---    ------
            0    0     1.0000   4    0     0.7333   8    0     0.5667
            0    1     0.9944   4    1     0.7278   8    1     0.5639
            0    2     0.9889   4    2     0.7222   8    2     0.5611
            0    3     0.9833   4    3     0.7167   8    3     0.5584
            0    4     0.9778   4    4     0.7111   8    4     0.5556
            0    5     0.9722   4    5     0.7056   8    5     0.5528
            0    6     0.9667   4    6     0.7000   8    6     0.5500
            0    7     0.9611   4    7     0.6944   8    7     0.5473
            0    8     0.9556   4    8     0.6889   8    8     0.5445
            0    9     0.9500   4    9     0.6833   8    9     0.5417
            0    10    0.9444   4    10    0.6778   8    10    0.5389
            0    11    0.9389   4    11    0.6722   8    11    0.5361
            1    0     0.9333   5    0     0.6667   9    0     0.5334
            1    1     0.9278   5    1     0.6639   9    1     0.5300
            1    2     0.9222   5    2     0.6611   9    2     0.5265
            1    3     0.9167   5    3     0.6584   9    3     0.5231
            1    4     0.9111   5    4     0.6556   9    4     0.5196
            1    5     0.9056   5    5     0.6528   9    5     0.5162
            1    6     0.9000   5    6     0.6500   9    6     0.5127
            1    7     0.8944   5    7     0.6473   9    7     0.5093
            1    8     0.8889   5    8     0.6445   9    8     0.5059
            1    9     0.8833   5    9     0.6417   9    9     0.5024
            1    10    0.8778   5    10    0.6389   9    10    0.4990
            1    11    0.8722   5    11    0.6361   9    11    0.4955
            2    0     0.8667   6    0     0.6334   10   0     0.4921
            2    1     0.8611   6    1     0.6306   10   1     0.4889
            2    2     0.8556   6    2     0.6278   10   2     0.4858
            2    3     0.8500   6    3     0.6250   10   3     0.4826
            2    4     0.8444   6    4     0.6223   10   4     0.4795
            2    5     0.8389   6    5     0.6195   10   5     0.4763
            2    6     0.8333   6    6     0.6167   10   6     0.4732
            2    7     0.8278   6    7     0.6139   10   7     0.4700
            2    8     0.8222   6    8     0.6111   10   8     0.4668
            2    9     0.8167   6    9     0.6084   10   9     0.4637
            2    10    0.8111   6    10    0.6056   10   10    0.4605
            2    11    0.8056   6    11    0.6028   10   11    0.4574
            3    0     0.8000   7    0     0.6000   11   0     0.4542
            3    1     0.7944   7    1     0.5973   11   1     0.4513
            3    2     0.7889   7    2     0.5945   11   2     0.4485
            3    3     0.7833   7    3     0.5917   11   3     0.4456
            3    4     0.7778   7    4     0.5889   11   4     0.4427
            3    5     0.7722   7    5     0.5861   11   5     0.4398
            3    6     0.7667   7    6     0.5834   11   6     0.4370
            3    7     0.7611   7    7     0.5806   11   7     0.4341
            3    8     0.7556   7    8     0.5778   11   8     0.4312
            3    9     0.7500   7    9     0.5750   11   9     0.4283
            3    10    0.7444   7    10    0.5723   11   10    0.4255
            3    11    0.7389   7    11    0.5695   11   11    0.4226
                                                    12   0     0.4197

              In using the above table, the order of required steps is as follows:


              (1) determine the Participant's "early payment period," which is the number of whole calendar months by which the actual commencement of his pension payments precedes the first day of the calendar month coincident with or following his 62nd birthday;


              (2) use the early payment period as determined in Step (1) to identify the applicable early payment factor; and


              (3) multiply the applicable early payment factor times the amount of the Participant's Annual Pension determined under
                     Section 4.1 (Normal Retirement Pension Formula).


       (b) Notwithstanding any other provision of this Section except Subsection (c), the early retirement Nonforfeitable Annual Pension payable to a Participant who was a participant in the Plan as of December 31, 1997, will be the greater of the amounts calculated under (a) and (b) of Section 4.2 (Normal Retirement Benefits for Pre-1998 Participants), after those amounts are reduced as follows:


              (1) The Participant's Nonforfeitable Annual Pension calculated under Section 4.1 (Normal Retirement Pension Formula) will be reduced by multiplying the amount of the Participant's Annual Pension by the early payment factor described in Subsection (a).


              (2) The Participant's annual accrued benefit calculated under the Plan as of December 31, 1997, will be reduced by multiplying the Participant's annual accrued benefit as of December 31, 1997, by the product of (A) 5/12 of one percent and (B) the number of whole calendar months by which the actual commencement of the Participant's pension payments precedes the first day of the calendar month coincident with or following the Participant's 60th birthday.


       (c) If, as of his applicable Severance from Service Date, a Participant has reached age 55, and the sum of his age (in whole years) attained as of that date and the number of his years of Service (in whole years) accumulated as of that date equals or exceeds 85, he will receive a Nonforfeitable Annual Pension computed under the appropriate early retirement Annual Pension formula described in this Section, but the amount of the Participant's pension will not be multiplied by the early payment factor that otherwise would be applicable.


       (d) A Participant who is eligible to terminate employment voluntarily under the Redeployment Status Opportunity provisions of the Severance Opportunity Plan for Union Employees of Cinergy Corp., as amended from time to time, is eligible to receive a Nonforfeitable Annual Pension computed under the appropriate early retirement Annual Pension formula described in this Section, but the amount of the Participant's pension will not be multiplied by the early payment factor that otherwise would be applicable, provided that: (1) as of his applicable Severance from Service Date, the Participant has reached age 50, but not yet reached age 55, (2) he elects under Article 8 (Payment of Pension) to defer receipt of his pension to at least age 55, and (3) the sum of his age (in whole years) attained as of the date that the receipt of the pension under the Plan begins pursuant to Paragraph (2) and his years of Service (in whole years) accumulated as of his Severance from Service Date equals or exceeds 85.


4.4    GENERAL METHOD OF COMPUTING ANNUAL PENSION FOR A TERMINATED VESTED
       PARTICIPANT


       (a) Subject to the following provisions of this Section, the amount of Nonforfeitable Annual Pension payable to a former Participant who is described in Section 5.3 (Severance from Service After Vesting), and whose Actual Separation Date occurred on or before his Normal Retirement Date, will be computed under

              Section 4.1 (Normal Retirement Pension Formula). The benefits will begin on the Employee's Normal Retirement Date or, if the Employee so elects, at an earlier date on or after his Early Retirement Date. If the Employee elects to have the benefits begin before his Normal Retirement Date, the amount of the Employee's Nonforfeitable Annual Pension will be reduced by five percent for each calendar year (or .4166 percent for each calendar month) by which the commencement of his pension payments precedes his Normal Retirement Date.


       (b) Notwithstanding any other provision of this Section, the terminated vested Nonforfeitable Annual Pension payable to a Participant who was a Participant in the Plan as of December 31, 1997, will be the greater of the amounts calculated under (a) or
              (b) of Section 4.2 (Normal Retirement Benefits for Pre-1998 Participants), after each of those amounts is reduced by five percent for each calendar year (or .4166 percent for each calendar month) by which the commencement of the Participant's pension payments precedes his Normal Retirement Date.


4.5    MAXIMUM PENSION


       (a) Each Participant whose Annual Pension as otherwise determined pursuant to the provisions of this Article and as modified by the applicable provisions of Section 7.1 (Normal Forms of Pensions) exceeds $1,000 multiplied by the Employee's years of Service with the Employer (not exceeding ten), or who has ever participated in a Qualified Defined Contribution Plan, will in no event be entitled to an Annual Pension that exceeds the lesser of:


              (1) $90,000 (as adjusted for increases in the limitation pursuant to Code subsection 415(d)); or


              (2) 100 percent of his highest average annual Section 415 Compensation from his Employer for any three consecutive years of Service; provided, that if he has fewer than three years of Service, then 100 percent of his highest average annual Section 415 Compensation from his Employer for his total years of Service will be construed as the limiting amount.


       However, if a Participant has fewer than ten years of Participation at his Normal Retirement Date or Early Retirement Date, whichever is applicable, then the dollar limitation of Paragraph (1) will be multiplied by a fraction, the numerator of which is the number of the Participant's years of Participation (including fractional years of Participation) and the denominator of which is ten. However, the maximum benefit will never be reduced to less than 1/10th of the applicable limitation.


       (b) If any benefit under the Plan begins before the Participant's Social Security Retirement Age, but on or after the Participant reaches age 62, the determination as to whether the $90,000 limit set forth in Subsection (a) has been satisfied will be made, in accordance with regulations prescribed by the Secretary, by reducing the limitation of Subsection (a). The reduction under the preceding sentence will be made in the manner as the Secretary may prescribe that is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act. If any benefit under the Plan begins before the Participant reaches age 62, the determination as to whether the $90,000 limit set forth in Subsection (a) has been satisfied will be made, in accordance with regulations prescribed by the Secretary, by reducing the limitation of Subsection (a) so that the limitation (as reduced) equals an Annual Pension (beginning when the retirement income benefit begins) that is actuarially equivalent to the reduced $90,000 Annual Pension beginning at age 62 as determined under this Subsection.


       (c) If any benefit under the Plan begins after the Participant's Social Security Retirement Age, the determination as to whether the $90,000 limitation set forth in Subsection (a) has been satisfied will be made, in accordance with regulations prescribed by the Secretary, by increasing, if necessary, the limitation of

              Subsection (a) so that the limitation (as increased) equals an Annual Pension (beginning when the retirement income benefit begins) that is actuarially equivalent to a $90,000 Annual Pension beginning at the Social Security Retirement Age.


       (d) In general, the maximum annual benefit means a benefit payable annually in the form of a single life annuity (without ancillary benefits). If a Participant's pension under the Plan is payable in any form other than a single life annuity, the determination as to whether the limitations of this Section have been satisfied will be made by adjusting the benefit so that it is the actuarial equivalent of a single life annuity. For purposes of this Section, any ancillary benefit not directly related to retirement income benefits, and that portion of any joint and survivor annuity that constitutes a Qualified Joint and Survivor Annuity under Subsection 7.1(b) (Normal Forms of Pension), will not be taken into account.


       (e) For benefits commencing in Plan Years beginning on or after January 1, 1995, and except as provided in this Plan, the adjustments to the limitations under Subsections (b), (c), and (d) will be calculated as described in this Subsection. For purposes of adjusting the limit for an Annual Pension commencing prior to age 62 under Subsection (b), the $90,000 limitation will be equal to the lesser of the equivalent $90,000 limitation that is computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for equivalence for early retirement benefits, and the equivalent $90,000 limitation that is computed using a 5 percent interest rate assumption and the mortality table prescribed from time to time by the Secretary for this purpose. For purposes of adjusting any form of optional benefit to a straight life annuity under Subsection (d), the actuarially equivalent life annuity will be equal to the greater of the annuity benefit that is computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and the annuity benefit that is computed using a 5 percent interest rate assumption and the mortality table prescribed from time to time by the Secretary for this purpose. For purposes of adjusting for any form of benefit subject to Code paragraph 417(e)(3), an interest rate assumption equal to the annual rate of interest on 30 year Treasury securities for November of the preceding Plan Year, as specified by the Commissioner of Internal Revenue, will be substituted for the 5 percent interest rate assumption set forth in the preceding sentences. For purposes of adjusting the limit under Subsection
              (c), the $90,000 limitation for an Annual Pension beginning after Social Security Retirement Age will be the lesser of the equivalent $90,000 limitation that is computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for equivalence of delayed retirement benefits, and the eqivalent $90,000 limitation that is computed using a 5 percent interest rate assumption and the mortality table prescribed from time to time by the Secretary for this purpose. Notwithstanding the preceding provisions of this Subsection, this Subsection will not apply to the accrued benefit of any Participant under the Plan as of December 31, 1997, after applying Code section 415 as in effect on December 7, 1994, for each possible Annuity Starting Date and each optional form of benefit under the Plan.


       (f) Notwithstanding the foregoing, the maximum annual benefit payable under this Section will not be less than the actuarial equivalent of the Participant's single life annuity, accrued under the Plan, as of December 31, 1997, determined by using the Plan's actuarial assumptions as in effect on December 31, 1997.


       (g) If for any particular Plan Year, a Participant is also participating in one or more Qualified Defined Contribution Plans maintained by his Employer, then the sum of the Participant's aggregate Defined Benefit Plan Fraction and the Participant's aggregate Defined Contribution Plan Fraction will not exceed 1.0. If the sum exceeds 1.0, then the Employer will reduce the Participant's benefits in this Plan so that the sum equals 1.0. The Participant's maximum Annual Pension will be determined under the provisions of this Article without regard to the $10,000 minimum amount referred to in the first paragraph of this Section. This

              Subsection will be repealed effective January 1, 2000, for any Participant who is credited with at least one Hour of Service on or after January 1, 2000.


                                     ARTICLE 5

                           SEVERANCE FROM SERVICE-VESTING


5.1    VESTING REQUIREMENT


       A Participant will satisfy the Vesting Requirement under the Plan upon his completion of five years of Service and then will have a Nonforfeitable right to his accrued benefit under the Plan. A Participant who is an Employee on his Normal Retirement Date will be deemed to satisfy the Vesting Requirement as of that date if he has not already satisfied the Vesting Requirement under the Plan.
       Notwithstanding the preceding provisions of this Subsection, the Nonforfeitable percentage of each Participant's right to his accrued benefit derived from Employer contributions, because of a change to the vesting schedule, will be not less than the Participant's vested percentage, computed under the Plan as of the date immediately prior to the change, without regard to the change. Moreover, each Participant whose Nonforfeitable percentage of his accrued benefit derived from Employer contributions is determined under an amended vesting schedule, and who has completed at least three years of Service as of the date of the amendment may elect, within a reasonable period after the adoption of the amended vesting schedule, to have the Nonforfeitable percentage of his accrued benefit derived from Employer contributions determined without regard to the amendment if his Nonforfeitable percentage under the Plan as amended is, at any time, less than the percentage determined without regard to the amendment.


5.2    SEVERANCE FROM SERVICE BEFORE VESTING


       If a Participant incurs a Severance from Service before he has satisfied the Vesting Requirement and is not reemployed by an Employer, he will have no further interest in, or right to, any benefits under the Plan, except as otherwise provided in Section 14.2

       (Reemployment). If upon a Severance from Service, a Participant is zero percent vested in his benefits under the Plan, the vested portion of his Plan benefits will be deemed distributed to him as of his Severance from Service Date.


5.3    SEVERANCE FROM SERVICE AFTER VESTING


       If a Participant incurs a Severance from Service before his 50th birthday, but after satisfying the Vesting Requirement, he will be entitled to receive a pension commencing on his 50th birthday, if he is then living, or the Participant may elect to begin receiving his benefit at any time on or after his Early Retirement Date. Subject to the provisions of Section 4.5 (Maximum Pension) and Article 7 (Forms of Pension), the amount of Nonforfeitable Annual Pension payable will be determined pursuant to the provisions of Section 4.4 (General Method of Computing Annual Pension for a Terminated Vested Participant).


                                     ARTICLE 6

                                  SPOUSE'S BENEFIT


6.1    DETERMINATION OF SPOUSE'S BENEFIT


       Upon the death of either (a) an Active Participant who has satisfied the Vesting Requirement (an "Eligible Active Participant"), or (b) a former Participant who has satisfied the Vesting Requirement, whose employment with his Employer terminated before the Participant reached age 50, and whose pension under the Plan had not yet begun on the date of his death (an "Eligible Former Participant"), the Participant's Spouse on the date of his death, if living on the date of the first installment payable, as set forth below, will be entitled to receive a pension under the Plan as a Spouse's Benefit. The annual amount of the Spouse's Benefit will be determined as follows:


       (a) If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who had reached age 50, the Spouse's benefit will equal 100 percent of the Annual Pension that the Participant would have received, commencing on the first day of the calendar month coincident with or following the date of his death, if
              (1) he had retired as of the first day of the calendar month coincident with or following his death, thus establishing an Early Retirement Date, (2) the amount of Annual Pension commencing on the Early Retirement Date had been determined pursuant to the applicable provisions of Section 4.3 (General Method of Computing Annual Pension for Retirement at Early Retirement Date), and
              (3) his pension had been payable under the single-life option applicable to him pursuant to Subsection 7.1(a) (Normal Forms of Pension). However, subject to Subsection (b), if the Participant's Spouse is more than eight years younger than the Participant, the Spouse will receive the actuarial equivalent of the benefit payable to a Spouse exactly eight years younger than the Participant, calculated by multiplying the Annual Pension that the Participant would have received times the appropriate early payment factor under Subsection 4.3(a) (General Method of Computing Annual Pension for Retirement at Early Retirement Date) and then multiplying the resulting product by the appropriate Spouse's benefit factor as obtained from the following table:

         Participant's Age       Participant's Age at Death
    Less Spouse's Age (in years)  50-59             60 or older
    ----------------------------  -----             -----------
                    8 or less     1.00                1.00
                    9              .91                 .90
                   10              .82                 .81
                   11              .75                 .72
                   12              .68                 .65
                   13              .62                 .59
                   14              .56                 .54
                   15              .51                 .49
                   16              .47                 .44
                   17              .43                 .40
                   18              .39                 .36
                   19              .36                 .33
                   20              .33                 .30
                   21              .30                 .28
                   22              .28                 .26
                   23              .26                 .24
                   24              .24                 .22
                   25              .22                 .20


       (b) Notwithstanding Subsection (a), if a Participant who had reached age 50 at the date of his death was a Participant in the Plan as of December 31, 1997, the Spouse's benefit attributable to the Participant's accrued benefit under the Plan as of December 31, 1997, will be calculated by multiplying the Participant's annual accrued benefit under the Plan as of December 31, 1997, by the early payment factor described under Paragraph 4.3(b)(2) (General Method of Computing Annual Pension for Retirement at Early Retirement Date), and then multiplying the resulting product by the Pre-1998 RIP Spousal and Contingent Annuitant benefit factor as obtained from the table in Addendum A of the Plan.


       (c) If, at the date of his death, the Participant was either an Eligible Active Participant or an Eligible Former Participant who, in either case, had not reached age 50, the Spouse's benefit will equal 100 percent of the Annual Pension that the Participant would have received commencing on the first day of the calendar month coincident with or following his 50th birthday, if (1) his Severance from Service

              Date, in the case of an Eligible Active Participant, had been the date of his death, (2) the amount of Annual Pension (including the appropriate early payment reduction factor) had been determined pursuant to the applicable provisions of Section 4.4 (General Method of Computing Annual Pension for Terminated Vested Participant), (3) he had survived and elected to begin receiving pension payments on the first day of the calendar month coincident with or following his 50th birthday, and (4) his pension had been payable under the 100 percent option applicable to him pursuant to Subsection 7.1(b) (Normal Forms of Pension).


       (d) Notwithstanding Subsection (c), if a Participant who had not attained age 50 at the date of his death was a Participant in the Plan as of December 31, 1997, the Spouse's benefit attributable to the Participant's accrued benefit under the Plan as of December 31, 1997, will be calculated by multiplying the Participant's annual accrued benefit under the Plan as of December 31, 1997, by the early payment factor described under Subsection 4.4(b) (General Method of Computing Annual Pension for Terminated Vested Participant) and then multiplying the resulting product by the Pre-1998 RIP Spousal and Contingent Annuitant benefit factor as obtained from the table in Addendum A of the Plan.


6.2    METHOD OF PAYMENT OF SPOUSE'S BENEFIT


       A Spouse's benefit will be payable in equal monthly installments, each equal to 1/12th of the Annual Pension as determined pursuant to this Article. If at the date of his death the Eligible Active Participant or Eligible Former Participant had reached age 50, the first monthly installment of the Spouse's benefit will be payable to the Participant's Spouse on the first day of the calendar month coincident with or following the date of the Participant's death, if his Spouse is then living, unless the Spouse elects to defer payment until the date the Participant would have reached age 62. If at the date of his death the Participant had not reached age 50, the first monthly installment will be payable to the Participant's Spouse on the first day of the calendar month coincident with or following the date the Participant would have reached age 50, had he survived until that date, if his

       Spouse is then living, unless the Spouse elects to defer payment until the date the Participant would have reached age 65. In either event, subsequent monthly installments will be payable on the first day of each month and will cease upon the payment of the installment due on the first day of the calendar month in which the Spouse dies.


                                     ARTICLE 7

                                  FORMS OF PENSION


7.1    NORMAL FORMS OF PENSION


       (a)    UNMARRIED PARTICIPANTS


              The normal form of pension payable under the Plan to a Participant who is not married on his Annuity Starting Date and who does not otherwise elect an optional form of pension under Section 7.2 (Optional Forms of Retirement Income), will be a single-life income payable in equal monthly installments throughout the Participant's lifetime, ceasing with the installment due on the first day of the calendar month in which his death occurs. Each monthly installment will equal 1/12th of the Annual Pension as determined pursuant to Article 4 (Amount of Life-Only Pension), or
              Article 5 (Severance from Service-Vesting), whichever is applicable to the Participant.


       (b)    MARRIED PARTICIPANTS


              The normal form of pension payable under the Plan to a Participant who is married on his Annuity Starting Date and who does not otherwise elect an optional form of pension under Section 7.2 (Optional Forms of Retirement Income) is a "Qualified Joint and Survivor Annuity," which will be paid as follows:

              (1)    To the Participant:


                     A reduced pension based on the 100 percent option in equal monthly installments payable on his Annuity Starting Date and on the first day of each calendar month thereafter.
                     The reduced amount payable to the Participant will be the Actuarial Equivalent of the amount that would otherwise be paid to the Participant if he were unmarried. Payments will cease with the installment due on the first day of the calendar month in which the Participant dies.


                     If a Participant has an annual accrued benefit under the Plan as of December 31, 1997, the reduced pension payable to him will not be less than the Participant's annual accrued benefit under the Plan as of December 31, 1997, multiplied by the applicable Pre-1998 100 percent RIP Spousal and Contingent Annuitant benefit factor from the table in Addendum A to the Plan.


              (2)    To his Spouse:


                     A pension payable in equal monthly installments, each monthly installment being equal to 100 percent of the monthly installment paid to the Participant. The first installment will be payable on the first day of the calendar month following the Participant's death, if the Spouse is then living; subsequent installments are payable on the first day of each calendar month, ceasing with the installment due on the first day of the calendar month in which the Spouse dies. If the Participant's Spouse predeceases the Participant after reduced pension payments under this Subsection have begun, payments will be made to the Participant after the Spouse's death in the form of an unreduced single life annuity pursuant to Subsection (a) as of the first day of the month after the Participant notifies the Committee of the Spouse's death.

                     If a Participant who is entitled to benefits under the provisions of Section 4.3 (General Method of Computing Annual Pension for Retirement at Early Retirement Date) dies after his Actual Separation Date, but prior to the commencement of pension payments, and if the Participant's Actual Separation Date is on or after his 50th birthday, under the normal form of pension applicable to him, his Spouse will be entitled to receive, commencing on the first day of the calendar month following the Participant's death, if the Spouse is then living, a monthly pension, with each monthly installment equal to the amount that would have been payable to the Spouse following the Participant's death pursuant to his election, or if no election is made, then pursuant to the provisions of this Paragraph (b)(2), if the Participant had begun receiving pension benefits on the first day of the calendar month in which the Participant died.


7.2    OPTIONAL FORMS OF RETIREMENT INCOME


       Subject to the following conditions, a Participant, by making a request to the Committee or its designee within the election period specified in this Section, may elect to receive, in lieu of the normal form of pension applicable to him under Section 7.1 (Normal Forms of Pension), one of the optional forms of pension specified under this Section (the "Contingent Pension Option"). Each election must be made by the Participant in a manner prescribed by the Committee or its designee. The election of the Contingent Pension Option will take effect at a specified date, referred to as the "Option Effective Date." The amount of pension payable under any optional form will be the Actuarial Equivalent of the pension to which the Participant would otherwise be entitled under the Plan.


       At least 30 days but no more than 90 days before a Participant's Annuity Starting Date, the Committee or its designee will provide the Participant whose normal form of pension applicable to him is described in Subsection 7.1(a) (Normal Forms of Pension) with a written explanation of
       (a) the terms and conditions of the normal form of pension benefits applicable to him under Subsection 7.1(a) (Normal Forms of Pension);
       (b) the Participant's ability to elect to receive, in lieu of the normal form of pension applicable to him under Subsection 7.1(a) (Normal Forms of Pension), an optional form of pension under this Section; (c) the relative financial effect of the election on his pension benefits;
       (d) the availability of additional information describing the particular financial effect of the election upon his pension benefit; and (e) the procedures the Participants must follow to obtain the additional information.


       The Committee or its designee will provide each Participant whose normal form of pension is a Qualified Joint and Survivor Annuity, at least
       30 days but no more than 90 days before the Participant's Annuity Starting Date, a written explanation of (a) the terms and conditions of the Qualified Joint and Survivor Annuity, (b) the Participant's right to make and the effect of an election to waive a Qualified Joint and Survivor Annuity, (c) the rights of a Participant's Spouse with respect to the selection of benefit forms, and (d) the right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. A Participant may elect to waive any requirement that the Applicable Election Period extend at least 30 days after the Committee provides the Participant with the written explanations described in this Section, if the distribution begins more than seven days after the applicable written explanation is provided. If the Participant is married, the Participant's Spouse must consent to the waiver in writing before a notary public or a Plan representative.


       To be effective, an election to waive the Qualified Joint and Survivor Annuity must be made in writing during the 90 day period ending on the Annuity Starting Date and, if the Participant is married, it must be consented to by the Participant's Spouse. The election must designate a Beneficiary (or a form of benefits) that may not be changed (except back to a Qualified Joint and Survivor Annuity) without the Spouse's consent, unless the Spouse's original consent expressly permits designations by the Participant without any requirements of further consent by the Spouse. The Spouse's consent must be given in writing during the 90 day period ending on the Annuity Starting Date, must acknowledge the effect of the election and the consent, and must be witnessed by a Plan representative or notary public. If the Participant establishes to the satisfaction of a Plan representative that the Spouse's written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent will be deemed to have been given. If a Participant is legally separated from his Spouse or has been abandoned by his Spouse (within the meaning of local law) and the Participant has a court order to such effect, the Spouse's consent will not be required unless a Qualified Domestic Relations Order provides otherwise. Any Spousal consent will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed consent, the designated Spouse. If a Participant's Spouse is legally incompetent to give consent, the Spouse's legal guardian (even if the guardian is the Participant) may give consent. A Participant may revoke a prior effective election at any time prior to the receipt of benefits.


       (a)    SINGLE-LIFE OPTION


              A married Participant whose normal form of pension is a Qualified Joint and Survivor Annuity may elect, in lieu of all payments otherwise payable, a single-life pension that provides payments to the Participant in equal monthly installments throughout his lifetime, ceasing with the installment due on the first day of the calendar month in which the Participant dies. Each monthly installment will be equal to 1/12th of the Annual Pension as determined pursuant to Article 4 (Amount of Life-Only Pension),
              Article 5 (Severance from Service-Vesting), or Article 6 (Spouse's Benefit), whichever is applicable.


       (b)    CONTINGENT PENSION OPTION


              A Participant may elect, in lieu of all payments otherwise payable on and after the Option Effective Date, the Contingent Pension Option providing payments as follows:

              (1)    To the Participant:


                     A reduced pension beginning on the Option Effective Date, with subsequent monthly payments payable on the first day of each subsequent calendar month throughout his remaining lifetime, terminating with the payment due on the first day of the calendar month in which he dies. The reduced amount payable to the Participant will be determined in accordance with the Participant's choice of the 100 percent, 662/3 percent, or 50 percent option and will be the Actuarial Equivalent of the amount that would otherwise be paid to the Participant under the single-life annuity option applicable to him pursuant to Subsection 7.2(a) (Optional Forms of Retirement Income). An option cannot be elected, modified, or rescinded after the Option Effective Date.


                     If a Participant has an annual accrued benefit under the Plan as of December 31, 1997, the reduced pension payable to him will not be less than the Participant's annual accrued benefit under the Plan as of December 31, 1997, multiplied by (A) for the 100 percent option, the applicable Pre-1998 100 percent RIP Spousal and Contingent Annuitant Benefit factor from the table in Addendum A to the Plan, or (B) for the 50 percent option, the applicable Pre-1998 RIP 50 percent Contingent Annuitant Benefit factor from the table in Addendum B to the Plan.


              (2) To the Contingent Annuitant designated by the Participant at the time he elects this option:


                     A contingent pension beginning on the first day of the calendar month following the calendar month in which the Participant's death occurs if the Participant dies on or after the Option Effective Date, and if the Contingent Annuitant is then living, with subsequent monthly payments payable on the first day of each subsequent calendar month throughout the

                     Contingent Annuitant's remaining lifetime, terminating with the monthly payment due on the first day of the calendar month in which the Contingent Annuitant dies. However, if the Participant had elected to defer his pension payments, the Contingent Annuitant may elect, at any time prior to the date contingent pension payments actually begin, to have the payments begin after the Participant's death on the first day of any calendar month coincident with or prior to the date the Participant had elected to start receiving his pension payments.


                     The monthly amount payable to the Contingent Annuitant will be a specified percentage of the reduced pension payable under this option to the Participant, as specified by the Participant. This percentage will be either 100 percent, 662/3 percent, or 50 percent. Notwithstanding the foregoing, if the Contingent Annuitant is other than the Participant's Spouse, the Contingent Pension Option may be elected only if the requirements of 26 C.F.R. Section 1.401(a)(9)-2 are satisfied.


              An option will not become effective, and payments will be made as otherwise provided in the Plan as if this option had never been elected, if: (a) the Participant is not living on the Option Effective Date, (b) the Participant does not, within 90 days after his election, and not later than the Option Effective Date, furnish evidence, satisfactory to the Committee, of the age of his Contingent Annuitant, or (c) the Participant elects, prior to the Option Effective Date, to cancel the option. If the Participant's Contingent Annuitant predeceases the Participant after the contingent pension payments have begun, the option will be canceled and no longer effective, and payments will be made to the Participant in the form of an unreduced single-life annuity applicable to him pursuant to Subsection 7.2(a) (Optional Forms of Retirement Income) as of the first day of the month after the Participant notifies the Committee of the Contingent Annuitant's death.

       (c)    LIFE WITH TEN YEAR CERTAIN OPTION


              A Participant may, in lieu of all payments otherwise payable on and after the Option Effective Date, elect the Life with Ten Year Certain Option providing payments as follows:


              (1)    To the Participant:


                     A reduced pension beginning on the Option Effective Date with subsequent monthly payments payable on the first day of each calendar month thereafter for ten years or throughout his remaining lifetime, whichever is longer, terminating with the payment due on the first day of the calendar month after the end of ten years or in which the Participant dies, whichever is applicable.


                     If the Participant elects the Life with Ten Year Certain Option, the amount of the Participant's Nonforfeitable annual pension will be determined by multiplying his Annual Pension by the appropriate Life with Ten Year Certain Factor as obtained from the following table:

                    LIFE WITH TEN YEAR CERTAIN FACTORS
                    ----------------------------------
                   Age    Factor    Age           Factor
                   ---    ------    ---           ------
                    50    .9869      70            .9065

                    51    .9855      71            .8977

                    52    .9839      72            .8883

                    53    .9823      73            .8780

                    54    .9803      74            .8670

                    55    .9783      75            .8553

                    56    .9760      76            .8429

                    57    .9734      77            .8299

                    58    .9706      78            .8163

                    59    .9674      79            .8021

                    60    .9639      80            .7875

                    61    .9601      81            .7723

                    62    .9558      82            .7569

                    63    .9511      83            .7413

                    64    .9461      84            .7253

                    65    .9407      85            .7090

                    66    .9347      86            .6925

                    67    .9285      87            .6758

                    68    .9217      88            .6591

                    69    .9145      89            .6424

                                     90            .6259


              (2) To the Beneficiary designated by the Participant at the time he elects this option:


                     If the Participant dies prior to the end of ten years from the date of his initial pension payment, a contingent pension payable on the first day of the calendar month following the calendar month in which the Participant dies if the Participant's death is on or after the Option Effective Date and if the Beneficiary is then living, with subsequent monthly payments being payable on the first day of each calendar month for the balance of ten years from the date of the Participant's Option Effective Date.

              d)     LIFE ANNUITY LEVEL INCOME OPTION


              A Participant who retires prior to reaching age 62 may elect, in lieu of all payments otherwise payable on and after the Option Effective Date, the Life Annuity Level Income Option, which provides payments to the Participant that are adjusted for the months before and after the Participant is eligible to receive benefits under the Social Security Act at age 62.


              The Participant will receive a reduced pension on the Option Effective Date, with subsequent monthly payments payable on the first day of each calendar month thereafter for his remaining lifetime, terminating with the payment due on the first day of the calendar month in which his death occurs. The reduced pension the Participant receives will be calculated as follows:


              (1) Subject to Paragraph (5), the Participant's Annual Pension will be determined under Article 4 (Amount of Life-Only Pension), Article 5 (Severance From Service-Vesting), or
                     Article 6 (Spouse's Benefit), whichever is applicable.


              (2) Subject to Paragraph (5), the Participant's Reduced Primary Social Security Benefit will be multiplied by the appropriate Level Income Option factor from the table in Addendum C to the Plan.


              (3)    The sum of the amounts determined under Paragraphs (1) and
                     (2) will equal the Level Income Option benefit payable to the Participant prior to age 62, which is the first date he is eligible to begin receiving Social Security Act benefits.


              (4) The Level Income Option benefit payable to the Participant after he reaches age 62 will equal the amount determined in Paragraph (3), minus the Participant's Reduced Primary Social Security Benefit.

              (5) If a Participant has an annual accrued benefit under the Plan as of December 31, 1997, the Level Income Option benefit payable to that Participant will not be less than the sum of (A) and (B), where (A) equals the Participant's annual accrued benefit under the Plan as of December 31, 1997, and (B) equals the Participant's Reduced Primary Social Security Benefit multiplied by the appropriate Pre-1998 RIP Level Income Option factor from the table in Addendum D to the Plan.


              e)     100 PERCENT CONTINGENT ANNUITANT LEVEL INCOME OPTION


              A Participant who retires prior to reaching age 62 may, in lieu of all payments otherwise payable on after the Option Effective Date, elect the 100 Percent Contingent Annuitant Level Income Option, which provides payments as follows:


                     (1)    To the Participant:


                     A reduced pension that is adjusted for the months before and after the Participant is eligible to receive benefits under the Social Security Act at age 62. The Participant will receive a reduced pension on the Option Effective Date, with subsequent monthly payments payable on the first day of the calendar month thereafter for his remaining lifetime, terminating with the payment due on the first day of the calendar month in which the Participant dies.


                     The reduced pension the Participant receives under this option will be calculated as follows:


                     (A) Subject to Subparagraph (F), the Participant's Annual Pension will be determined under Article 4 (Amount of Life-Only Pension), Article 5 (Severance From Service-Vesting), or Article 6 (Spouse's Benefit), whichever is applicable.

                     (B) The Participant's Annual Pension will be converted to a reduced pension based on the 100 percent Contingent Pension Option under Subsection 7.2(b) (Optional Forms of Retirement Income).


                     (C) Subject to Subparagraph (F), the Participant's Reduced Primary Social Security Benefit will be multiplied by the appropriate Level Income Option factor from the table in Addendum C to the Plan.


                     (D) The sum of the amounts determined under Subparagraphs (B) and (C) will equal the Level Income Option benefit payable to the Participant prior to age 62, which is the first date he is eligible to begin receiving Social Security Act benefits.


                     (E) The Level Income Option benefit payable to the Participant after he attains age 62 will equal the amount determined in Subparagraph (D), minus the Participant's Reduced Primary Social Security Benefit.


                     (F) If a Participant has an annual accrued benefit under the Plan as of December 31, 1997, the Level Income Option benefit payable to that Participant will not be less than the sum of (i) and (ii), where
                            (i) equals the Participant's annual accrued benefit under the Plan as of December 31, 1997, converted to a reduced pension based on the 100 percent Contingent Annuitant Pension Option under
                            Subsection 7.2(b) (Optional Forms of Retirement Income), and (ii) equals the Participant's Reduced Primary Social Security Benefit multiplied by the appropriate Pre-1998 RIP Level Income Option factor from the table in Addendum D to the Plan.

              (2)    To the Contingent Annuitant:


                     A contingent pension beginning on the first day of the calendar month following the calendar month in which the Participant dies if the Participant dies on or after the Option Effective Date, and if the Contingent Annuitant is then living; with subsequent monthly payments payable on the first day of each subsequent calendar month throughout the Contingent Annuitant's remaining lifetime, terminating with the monthly payment due on the first day of the calendar month in which the Contingent Annuitant dies. However, if the Participant had elected to defer his pension payments, the Contingent Annuitant may elect at any time prior to the date contingent pension payments actually begin, to have the payments begin after the Participant's death on the first day of any calendar month coincident with or prior to the date the Participant had elected to start receiving payments.


                     The monthly amount payable to the Contingent Annuitant will equal 100 percent of the reduced pension that would have been payable under this option to the Participant.


              An option will not become effective, and payments will be made as otherwise provided in the Plan as if this option had never been elected, if: (a) the Participant is not living on the Option Effective Date, (b) the Participant does not, within 90 days after his election, but not later than the Option Effective Date, furnish evidence, satisfactory to the Committee, of the age of his Contingent Annuitant, or (c) the Participant elects, prior to the Option Effective Date, to cancel the option. If the Participant's Contingent Annuitant predeceases the Participant after the contingent pension payments have begun, the option will be canceled and no longer effective, and payments will be made to the Participant in the form of a reduced single-life annuity level income option applicable to him pursuant to Subsection 7.2(d) (Optional Forms of Retirement Income) as of the first day of the month after the Participant notifies the Committee of the Contingent Annuitant's death. An option cannot be elected, modified, or rescinded after the Option Effective Date.


                                     ARTICLE 8

                                 PAYMENT OF PENSION


8.1    TIMING OF PAYMENT


       This Section is subject to the provisions of Section 8.6 (Required Payment of Benefits).


       A Participant who ceases to be an Employee as of his Normal Retirement Date will begin receiving any pension payable to him under the Plan as of his Normal Retirement Date. A Participant who continues as an Employee after his Normal Retirement Date will begin receiving the pension payable to him under the Plan as of the first day of the calendar month coincident with or following his Severance from Service.


       A Participant who ceases to be an Employee as of an Early Retirement Date will begin receiving his pension at his Normal Retirement Date unless he elects to begin receiving his pension on either his Early Retirement Date or the first day of a calendar month between his Early Retirement Date and his Normal Retirement Date (the "Deferred Pension Payment Date"); provided he has made the required election, in a manner prescribed by the Committee, prior to the date he wants his pension to begin.


8.2    METHOD OF PAYMENT


       Unless specified elsewhere in the Plan, all pension payments under the Plan will normally be payable in equal monthly installments, with each monthly installment equal to 1/12th of the annual amount payable.
       Pension payments will be (a) made by check to the order of the Participant, his Spouse, his Beneficiary, or his Contingent Annuitant, as applicable, and mailed to that person's address as it appears on the Employer's records, or (b) deposited directly into an account of the Participant, his Spouse, his Beneficiary, or his Contingent Annuitant, as applicable, maintained by the recipient at a bank, savings and loan, or other financial institution, as directed by the recipient.


8.3    SMALL BENEFITS


       Notwithstanding the provisions of Sections 6.2 (Method of Payment of Spouse's Benefit) and 7.2 (Optional Forms of Retirement Income), where the Actuarial Equivalent present value of a Participant's Nonforfeitable pension or Spouse's benefit under Section 6.1 (Determination of Spouse's Benefit) does not exceed $5,000, the Committee or its designee will pay the Nonforfeitable pension or Spouse's benefit (if applicable) in a single-sum cash payment equal to the Actuarial Equivalent of the pension or Spouse's benefit otherwise payable.


8.4.   FACILITY OF PAYMENT


       If any benefit under the Plan is payable to a person whom the Committee knows is a minor or otherwise under legal incapacity, the Committee or its designee may have the payment made to the legal guardian of that person or to the person or organization as a court of competent jurisdiction may direct. To the extent permitted by law, any payment under this Section will be a complete discharge of any liability under the Plan to that person.


8.5 BENEFITS FOR LATE RETIREES, REEMPLOYED RETIREES AND REEMPLOYED TERMINATED VESTED PARTICIPANTS


       (a)    LATE RETIREES


              A Participant may postpone his retirement and continue his employment with an Employer after his Normal Retirement Date. If a Participant continues employment after his Normal Retirement Date, he will continue to accrue years of

              Service and years of Participation during this time period up to the date of his actual retirement. The Participant's benefit will be calculated under Article 4 (Amount of Life-Only Pension),
              Article 5 (Severance From Service-Vesting), or Article 6 (Spouse's Benefit), whichever is applicable, as of his Severance from Service Date.


       (b) SUSPENSION OF RETIREMENT BENEFIT NOTICE FOR PARTICIPANT WHO CONTINUES EMPLOYMENT AFTER HIS NORMAL RETIREMENT DATE


              When a Participant continues in employment with an Employer beyond his Normal Retirement Date, benefits will not begin during that continued period of employment unless required under Section 8.6 (Required Payment of Benefits). The Participant will be sent a notification described in Section 2530.203-3(b)(4) of the Department of Labor regulations, provided that the suspension of benefits notice is limited to periods of service within the context of Section 2530.203-3(c) of the Department of Labor regulations.


       (c)    REEMPLOYED RETIREES AND REEMPLOYED VESTED TERMINATED PARTICIPANTS


              A Reemployed Retiree or Reemployed Vested Terminated Participant who resumes employment will continue to receive any pension benefit payments under the Plan to which he is entitled, and will begin to receive any pension benefit payments under the Plan, as if he were not reemployed. When a Reemployed Retiree or Reemployed Terminated Vested Participant again incurs a Severance from Service, his Annual Pension will, subject to all of the provisions of the Plan, be recalculated by aggregating his years of Participation and by considering his Earnings during his period of reemployment; provided, however, that the Participant's benefits as recalculated will not be less than the Actuarial Equivalent of his Annual Pension prior to his reemployment. The Participant's recalculated Annual Pension will be reduced by the Actuarial Equivalent of the pension benefits already paid to the Participant. Any pension benefit payable to a Spouse or Contingent Annuitant will also be based on the Participant's pension benefit, as so recalculated and reduced.


       (d)    QUESTIONS CONCERNING EFFECT ON REEMPLOYMENT


              The Plan's benefit claims procedures may be used by an individual who has questions concerning the effect of reemployment by his Employer upon his pension benefit payments.


       (e)    ADDITIONAL RULES AND PROCEDURES


              The Committee is authorized to develop more fully the provisions of this Section by establishing, from time to time, various rules and procedures consistent with ERISA, the Code, and the Plan.


8.6    REQUIRED PAYMENT OF BENEFITS


       This Section has been included in the Plan to comply with the limitations imposed by Code paragraphs 401(a)(9) and 401(a)(14), and it will not be construed as providing for a form of benefit not otherwise provided under the Plan. Notwithstanding any provision of this Plan to the contrary, any distribution under the Plan will be made in accordance with regulations under Code paragraph 401(a)(9), including proposed federal income tax regulation 1.401(a)(9)-2, and will comply with the following rules:


       (a) Unless a Participant elects otherwise, the payment of his benefits under the Plan must begin not later than the 60th day after the end of the Plan Year in which occurs the latest of: (1) the Participant's 65th birthday; (2) the 10th anniversary of the Plan Year in which the Participant began participation in the Plan; or
              (3) termination of the Participant's employment with the Employer.

       (b)    For purposes of this Article, "required beginning date" means
              (1) with respect to a Participant who is not a 5 percent owner as described in Code section 416 and who did not reach age 70 1/2 before January 1, 1997, April 1 of the calendar year following the later of (A) the calendar year in which the Participant reaches age 70 1/2, or (B) the calendar year in which the Participant retires; or (2) with respect to a Participant who is a 5 percent owner as described in Code section 416, or any Participant who reached age 70 1/2 before January 1, 1997, April 1 of the calendar year following the calendar year in which the Participant reaches age 70 1/2. The Plan will provide an actuarial increase to a Participant's interest in the Plan for the period beginning on the April 1 of the calendar year following the calendar year in which the Participant reaches age 70 1/2 and ending on the date on which benefits begin after the Participant's retirement in an amount sufficient to satisfy Code paragraph 401(a)(9). The benefits payable to the Participant at the end of the period described in the preceding sentence will be no less than the Actuarial Equivalent of the benefit that would have been payable to the Participant as of the April 1 of the calendar year following the calendar year in which the Participant reached 70 1/2.


       (c) Notwithstanding any other provision of this Plan, the entire interest of each Participant will be distributed either: (1) in a lump sum payment not later than the required beginning date, or
              (2) in a series of payments beginning not later than the required beginning date over the life of the Participant or over the lives of the Participant and the designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a designated Beneficiary). If the Participant's interest is to be paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:


              (1) The annuity distributions must be paid in periodic payments made at intervals not longer than one year.

              (2) For purposes of computing the distribution period, life expectancies or joint and last survivor expectancies will not be recalculated.


              (3) Once payments have begun, the distribution period may not be lengthened even if that period would be shorter than the permitted maximum period.


              (4) Payments must either be non-increasing or increase only as follows:


                     (A) with any percentage increase in a specified and generally recognized cost-of-living index;


                     (B) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary or Contingent Annuitant whose life was being used to determine the distribution period dies and the payments continue otherwise over the life of the Participant;


                     (C) to provide cash refunds of employee contributions upon the Participant's death; or


                     (D)    because of an increase in benefits under the Plan.


              (5) If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount that must be distributed on or before the Participant's required beginning date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin after the Participant's death) will be the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually or annually. If the annuity is a period certain annuity without a life contingency (or is a life annuity with a period exceeding 20 years), periodic payments for each distribution calendar year will be combined and treated as an annual amount. The amount that must be distributed by the Participant's required beginning date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin after the Participant's death) is the annual amount for the first distribution calendar year.
                     The annual amount for other distribution calendar years, including the annual amount for the calendar year in which the Participant's required beginning date (or the date distributions are required to begin after the Participant's death) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.


       (d) If (1) the distribution of a Participant's interest has begun in accordance with Subsection (c), and (2) the Participant dies before his entire interest has been distributed to him, the remaining portion of his interest will be distributed at least as rapidly as under the method of distribution being used under Subsection (c) as of the date of his death.


       (e) Except as provided in Subsection (f), if a Participant dies before the distribution of his interest has begun in accordance with Subsection (c), the Participant's entire interest will be distributed within five years after his death.


       (f) For purposes of Subsection (c), any portion of a distribution that is payable to (or for the benefit of) a designated Beneficiary will be treated as completely distributed on the date on which distribution began if:


              (1) that portion is to be distributed (in accordance with regulations prescribed by the Secretary) over the life of the designated Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary), and

              (2) distributions begin by the latest of (A) one year after the date of the Participant's death, (B) any later date that the Secretary may establish by regulations, or (C) if the Beneficiary is the Participant's surviving Spouse, the date on which the Participant would have attained age 70-1/2.


       (g) If the designated Beneficiary is the Participant's surviving Spouse, and if the surviving Spouse dies before the distributions to the Spouse begin, Subsections (c), (e), and (f) will be applied as if the surviving Spouse were the Participant.


       (h) For purposes of Subsection (f), payment will be calculated by use of the expected return multiples specified in Tables V and VI of 26 C.F.R. Section 1.72-9. The life expectancy of a designated Beneficiary will be calculated at the time payment first commences without further recalculation.


       (i) For purposes of Subsections (c), (d), (e), and (f), if any amounts payable to a child of the Participant becomes payable to the Participant's surviving Spouse and the child reaches the age of majority, that amount will be treated as if it had been paid to the surviving Spouse.


       (j) Unless paid to the surviving Spouse under a Qualified Joint and Survivor Annuity, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the Participant's life expectancy.


       (k) If a Participant reaches age 70 1/2 on or after January 1, 1997, but before January 1, 1999, the Plan will deem the Participant's "required beginning date" to be April 1 of the calendar year following the calendar year in which the Participant reaches age 70 1/2 unless the Participant elects, with his Spouse's consent, to defer commencement of his Plan benefits until a date no later than April 1 of the calendar year following the calendar year in which the Participant retires.

8.7    DIRECT ROLLOVERS OF ELIGIBLE DISTRIBUTIONS


       Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


                                     ARTICLE 9

                          RETIREE MEDICAL/DENTAL BENEFITS


9.1    PURPOSE


       This Article provides for the payment of certain Medical/Dental Benefits to Eligible Retirees and to their Dependents under the Plan. The Medical/Dental Benefits described in this Article are intended to meet the requirements of Code subsection 401(h) and its interpretive regulations.


9.2    ELIGIBILITY


       Only Eligible Individuals will be eligible to receive Medical/Dental Benefits (or to have Medical/Dental Benefits paid on their behalf) under this Article.


9.3    SEPARATE ACCOUNT


       A Medical/Dental Benefits Account will be established and maintained with respect to contributions made to fund the benefits payable under this Article, which will be kept separate (for record keeping purposes only) from the amounts contributed to the Plan to fund all other benefits. The funds in the Medical/Dental Benefits Account may be invested with funds contributed to the Plan to fund other benefits without identification of which assets of the Plan are allocable to the Medical/Dental Benefits Account and which are allocable to fund other benefits. Where the assets are not so allocated, however, the earnings on the assets will be allocated in a reasonable manner between the Medical/Dental Benefits Account and the amounts funding other benefits under the Plan.


9.4    IMPOSSIBILITY OF DIVERSION PRIOR TO SATISFACTION OF ALL LIABILITIES


       Prior to the satisfaction of all liabilities under this Article to provide for the payment of Medical/Dental Benefits, no part of the corpus or income of the Medical/Dental Benefits Account may be (within the taxable year or thereafter) used for, or diverted to, any purpose other than providing Medical/Dental Benefits or paying any reasonable expenses attributable to the administration of the Medical/Dental Benefits Account.


9.5    REVERSION UPON SATISFACTION OF ALL LIABILITIES


       Notwithstanding the provisions of Section 14.8 (No Diversion of Assets), any amounts that are contributed to fund Medical/Dental Benefits and that remain in the Medical/Dental Benefits Account upon the satisfaction of all liabilities arising out of the operation of this Article are to be returned to Eligible Retirees, in proportion to their respective total contributions to the Medical/Dental Benefits Account.


9.6    FORFEITURES


       In the event an Eligible Individual's interest in the Medical/Dental Benefits Account is forfeited prior to termination of the Plan, an amount equal to the amount of the forfeiture will be applied as soon as possible to reduce Employer contributions to the Plan to fund the Medical/Dental Benefits under this Article.


9.7    EMPLOYER CONTRIBUTIONS TO THE MEDICAL/DENTAL BENEFITS ACCOUNT


       For each Plan Year, the Employer will contribute to the Medical/Dental Benefits Account the amount necessary to fund Medical/Dental Benefits, as determined by the Plan's actuaries, provided that the contributions mandated by this sentence will be reasonable, and will be reduced (but not below zero) as required so that the aggregate actual contributions made to the Medical/Dental Benefits Account will not exceed 25% of the total aggregate actual contributions (other than any contributions to fund past service credits) made to the Plan. All contributions to the Medical/Dental Benefits Account will be paid to the Trustee, who will hold them in Trust for the payment of Medical/Dental Benefits under this Article. At the time an Employer makes a contribution to the Plan, it will designate the portion allocable to the Medical/Dental Benefits Account.


9.8    MEDICAL/DENTAL BENEFITS


       The Medical/Dental Benefits under the Plan will be those benefits payable to or on behalf of Eligible Individuals in accordance with the terms of a Medical/Dental Plan.


                                     ARTICLE 10

                             NONALIENATION OF BENEFITS


The Pension Fund will not in any manner be liable for, or subject to, the debts or liabilities of any Participant, Beneficiary, Contingent Annuitant, or Spouse, or any other person entitled to any benefit. No payee may assign any payment due him under the Plan. No pension or other benefits at any time payable from the Pension Fund will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, or otherwise encumber any such benefit, whether presently or thereafter payable, will be void. However, the payment of benefits under the Plan will be made in accordance with the applicable requirements of any Qualified Domestic Relations Order entered by a court of competent jurisdiction or a state administrative agency. The Committee will establish procedures to determine whether the domestic relations orders are Qualified Domestic Relations Orders and to administer distributions under Qualified Domestic Relations Orders.

                                     ARTICLE 11

                                   ADMINISTRATION


11.1   ADMINISTRATOR


       The Committee will be the administrator of the Plan. The Committee will consist of the number of members, not fewer than three, that is specified from time to time by the Board of Directors. All members of the Committee will be Employees or officers of an Employer. All members of the Committee will serve without compensation.


11.2   REMOVAL AND REPLACEMENT OF COMMITTEE MEMBERS


       The members of the Committee will serve at the pleasure of the Board of Directors and may be removed by the Board of Directors with or without cause. Any vacancy among the members will be filled by the Board of Directors.


11.3   DISQUALIFICATION AND RESIGNATION


       On the date when a Committee member is neither an Employee nor an officer of an Employer, he will be disqualified from membership on the Committee. A member of the Committee may resign by delivering his written resignation to any other member of the Committee. A resignation will become effective on the date specified in the instrument of resignation.


11.4   CHAIRPERSON, SERVICES, AND COUNSEL


       The members of the Committee will elect one of their members as Chairperson and will elect a Secretary, who may be, but need not be, one of the members of the Committee. Cinergy will provide the Committee, at Cinergy's expense, with such clerical, accounting, actuarial, and other services as may be reasonably required by the Committee in carrying out its responsibilities. The Committee may employ counsel, who may be, but need not be, counsel to Cinergy.


11.5   MEETINGS


       The Committee will hold meetings upon such notice, at the places, and at the times as the Committee may from time to time determine, but no less often than quarterly.


11.6   QUORUM


       A majority of the members of the Committee at the time holding office will constitute a quorum for the transaction of business. All resolutions and other action taken by the Committee at any meeting will be by the vote of the majority of the members of the Committee present at the meeting.


11.7   ACTION WITHOUT MEETING


       Any decision, order, direction, or other action, including orders and directions to the Trustee or Insurance Company, made in writing signed by a majority of the members of the Committee at the time holding office will constitute valid and effective action of the Committee, whether or not the matter to which that decision, order, direction, or other action pertains had already been acted upon at a duly called and held meeting of the Committee.


11.8   NOTICE TO TRUSTEE OF CHANGES IN MEMBERSHIP


       The Trustee will not be charged with notice of any change in the membership of the Committee unless and until it has received a certified copy of the resolution or vote of the Board of Directors effecting the change.

11.9   CORRECTION OF DEFECTS


       The Committee may correct any defect or supply any omission or reconcile any error or inconsistency in its previous proceedings, decisions, orders, directions, or other actions in a manner and to such extent as it will deem advisable to carry out the purposes of the Plan.


11.10  RELIANCE UPON LEGAL COUNSEL


       The members of the Committee, and Cinergy, and Cinergy's officers and directors, will be entitled to rely upon all opinions given by legal counsel selected by the Committee.


11.11  EXPENSES


       In the performance of its duties, the Committee is authorized to incur reasonable expenses, including counsel fees. All operating expenses of the Plan, including insurance premiums payable to the Pension Benefit Guaranty Corporation, fees for professional services, and technical or clerical assistance, will be paid from the Pension Fund, to the extent not paid by the Employer. Investment expenses and any federal, state, or local taxes that may be levied against the Pension Fund will also be paid from the Pension Fund.


11.12  INDEMNIFICATION


       Cinergy agrees to indemnify and hold harmless each member of the Committee against any cost, expense, or liability (including any sum paid in settlement of any claim with the approval of the Board of Directors) arising out of any act or omission to act as a member of the Committee, except only acts and omissions representing willful misconduct, fraud, or lack of good faith.

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

11.13  POWERS AND DUTIES OF COMMITTEE


       Subject to the specific limitations stated in this document, the Committee will have the following powers, duties, and responsibilities:


       (a)    to carry out the Plan's general administration;


       (b) to cause to be prepared all forms necessary or appropriate for the Plan's administration;


       (c) to keep appropriate books and records, including minutes of the Committee's meetings;


       (d) to determine, consistent with the provisions of this document, the manner in which the Pension Fund will be allocated and disbursed;


       (e) to give directions to the Trustee as to the amounts to be disbursed to Participants and others under the Plan's provisions;


       (f) to determine, with discretionary authority and consistent with the provisions of this document, all questions of the eligibility, rights, and status of Participants and others under the Plan;


       (g) to exercise all other powers and duties specifically conferred upon the Committee elsewhere in this document and the Trust Agreement;


       (h) to exercise all duties and responsibilities imposed by ERISA upon the Committee as the Plan's administrator;

       (i) to interpret, with discretionary authority, the provisions of the Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation and benefit eligibility;


       (j) to employ agents to assist it in performing its administrative duties; and


       (k) to allocate and delegate its fiduciary responsibilities in accordance with ERISA section 405.


       The Committee will at all times make similar decisions on similar questions involving similar circumstances. Subject to the provisions of ERISA and to the provisions of Article 12 (Benefit Claims Procedures) relating to claims, all decisions of the Committee made in good faith on all matters within the scope of its authority under the provisions of this document will be final and binding upon all persons.


11.14  MATTERS SPECIFICALLY EXCLUDED FROM JURISDICTION


       Notwithstanding any other provision of this document, the Committee will have no power, duty, or authority with respect to determination of the amounts to be contributed by the Employer to the Pension Fund or Trust Fund.


                                     ARTICLE 12

                             BENEFIT CLAIMS PROCEDURES


Claims for benefits under the Plan will be made in writing to the Committee or its designee. If a claim for benefits is wholly or partially denied, the Committee or its designee will notify the Claimant of the claim's denial within a reasonable period of time not to exceed 90 days after the claim's receipt, unless special circumstances require an extension of time for processing, in which case notification will be rendered as soon as possible, but not later than 180 days after the claim's receipt. If an extension of time for processing is required, written notice of the extension will be furnished to the Claimant prior to the termination of the initial 90 day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render final notification.
The notice of denial will be written in a manner calculated to be understood by the Claimant and will set forth (a) the specific reason or reasons for the denial, (b) a specific reference to the pertinent Plan provisions on which the denial is based, (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why that material or information is necessary, and (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review. The Committee or its designee is authorized to develop more fully the Plan's benefit claims procedures by establishing from time to time, various rules and procedures consistent with ERISA.


Within 60 days after the Claimant's receipt of written notice of the claim's denial, the Claimant, or his duly authorized representative, may file a written request with the Committee requesting a full and fair review of the denial of the Claimant's claim for benefits. In connection with the Claimant's appeal of the denial of his claim for benefits, the Claimant may review pertinent documents in the Committee's possession and may submit issues and comments in writing. The Committee will make a decision on review promptly, but not later than the date of the Committee meeting that immediately follows the receipt of the Claimant's request for review, unless the request for review is filed within 30 days before the date of that meeting. In that case, a decision will be made as soon as possible, but not later than the date of the second Committee meeting following receipt of the request for review. If special circumstances require a further extension of time for processing, a decision will be rendered not later than the third Committee meeting following receipt of the Claimant's request for review. If an extension of time for review is required because of special circumstances, written notice of the extension will be sent to the Claimant before the extension begins. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the final decision. The decision on review will be in writing and written in a manner calculated to be understood by the Claimant, will set forth the specific reason or reasons for the decision, and will contain a specific reference to the pertinent Plan provisions on which the decision is based. If the decision on review is not furnished to the Claimant within 60 days of receipt of the request for review, or within 120 days after its receipt if special circumstances required an extension of time, the claim will be deemed denied on review.


                                     ARTICLE 13

                             FUNDING POLICY AND METHOD


Cinergy will establish and carry out a funding policy and method for the Plan consistent with (a) the Plan's past experience, (b) the Plan's anticipated experience, (c) the Plan's objectives, (d) the requirements of ERISA, and
(e) the requirements of the Code. Cinergy will (a) communicate the funding policy and method to the Committee, (b) periodically review the funding policy and method, and (c) document all action taken with respect to the funding policy and method.


                                     ARTICLE 14

                                   MISCELLANEOUS


14.1   NO ENLARGEMENT OF EMPLOYEE BENEFITS


       This Plan is strictly a voluntary undertaking on the part of each Employer and will not be deemed to constitute a contract between an Employer and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of the Employer to discharge any Employee at any time. No Employee, prior to his retirement under conditions of eligibility for pension benefits or prior to his satisfying the Vesting Requirement will have any right to, or interest in, any portion of any fund arising from his Employer's contributions under this Plan or, in any event, other than as specifically provided in the Plan. No person will have any right to pension benefits except to the extent provided in the Plan.

14.2   REEMPLOYMENT


       If an Eligible Employee incurs a Severance from Service and is later reemployed by an Employer, his two (or more) periods of employment will, subject to all of the provisions of the Plan, be aggregated for the purpose of determining his years of Participation, and his years of Service.


14.3   QUALIFIED MILITARY SERVICE


       Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credits with respect to qualified military service will be provided in accordance with Code subsection 414(u).


14.4   NOTICE OF ADDRESS


       Each Participant, Retired Participant, Terminated Vested Participant, Beneficiary, Contingent Annuitant, and Spouse entitled to benefits under the Plan must submit to the Committee or its designee his post office address and each change of post office address. Any communication, statement, or notice addressed to a person at his latest post office address filed with the Committee or its designee will, upon deposit in the United States mail with postage prepaid, be binding upon that person for all purposes of the Plan, and neither the Insurance Company, the Committee, nor the Trustee will be obliged to search for, or to ascertain the whereabouts of, any person.


14.5   DATA


       Participants, Retired Participants, Terminated Vested Participants, Beneficiaries, Contingent Annuitants, and Spouses must furnish to the Committee and the Trustee any documents, evidence, or information that the Committee or the Trustee considers necessary or desirable for the purpose of administering the Plan, or to protect the Committee or Trustee; and it will be a condition of the Plan that each person must furnish this information promptly and sign required documents before any benefits become payable under the Plan.


14.6   NO INDIVIDUAL LIABILITY


       It is the express purpose and intention of the Plan that, except as otherwise required by law, no individual liability whatever will attach to, or be incurred by, the shareholders, officers, or members of the board of directors of any Employer, or the Committee, or its members, or any fiduciary designated pursuant to Section 11.13 (Powers and Duties of Committee), or any representatives appointed by Cinergy under the Plan, under or by reason of any of the terms or conditions of the Plan.


14.7   PARTICIPANT'S STATEMENT OF AGREEMENT


       Cinergy will have the right, at any time, to require any Participant to agree in writing to be bound by the Plan's provisions. However, the absence of an agreement will not relieve any Participant from being legally bound by the provisions of the Plan.


14.8   NO DIVERSION OF ASSETS


       None of the assets of the Pension Fund may be used for, or diverted to, purposes other than the exclusive benefit of the Participants and their Beneficiaries. However, nothing in this Section will prohibit the return to the Employers, in accordance with the provisions of ERISA subsection 403(c), of a contribution (or a portion of a contribution) by the Employers to the Pension Fund if the contribution is (a) made by reason of mistake of fact, (b) conditioned on the initial qualification of the Plan under Code subsection 401(a), or (c) conditioned upon its deductibility under Code section 404 and the deduction is not fully allowed.

14.9   GOVERNING LAWS


       The Plan will be construed and administered according to the internal laws of the State of Ohio to the extent that those laws are not preempted by federal law.


14.10  SEVERABILITY


       If any part of the Plan is adjudged by a court of competent jurisdiction to be contrary to the laws governing the Plan, then the Plan will, in all other respects, be and remain legally effective and binding to the full extent permissible under the law.


14.11  INTERPRETATION AND REGULATION OF PLAN


       Cinergy, by action of the Committee, reserves the right to interpret and regulate the Plan, by exercise of discretionary authority, and its interpretation and regulation will be legally effective and binding on all parties concerned.


14.12  COMMUNICATIONS BY PARTICIPANTS


       All communications by Participants and other concerned parties concerning the Plan will be in writing and directed to the Committee or its designee.


14.13  HEADINGS


       The headings of Articles, Sections, Subsections, Paragraphs or other parts of the Plan are for convenience of reference only and do not define, limit, construe, or otherwise affect the contents of this document.

14.14  ACCRUED BENEFIT NOT TO BE DECREASED BY AMENDMENT


       Notwithstanding any other provisions of the Plan to the contrary, no accrued benefit of a Participant under the Plan will be decreased by an amendment to the Plan, other than an amendment described in Code paragraph 412(c)(8) or ERISA section 4281. For purposes of this Subsection, an amendment to the Plan that has the effect of:


       (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in the regulations under Code paragraph 411(d)(6)), or


       (b) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment,


       will be treated as reducing the accrued benefit of a Participant. In the case of any retirement-type subsidy, the preceding sentence will apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy.


                                     ARTICLE 15

                           TRUSTS AND INSURANCE CONTRACTS


15.1   TRUSTS AND INSURANCE CONTRACTS


       As part of the Plan, the Employers have established a Pension Fund. The Pension Fund may consist of a trust, or a fund under a group annuity contract issued by an insurance company, or a combination of each. Benefits may, however, be provided through other trusts or insurance contracts as Cinergy, in its sole discretion, may establish or cause to be established or entered into for the purposes of carrying out the Plan. Cinergy will determine the form and terms of any trust and will also determine the terms and provisions of any group annuity contract.
       Cinergy may also, in its sole discretion, cause any funds held by any insurance company, or any Trust Fund held by any Trustee, for the purpose of providing benefits under the Plan, to be transferred to any other insurance company, or qualified Trustee, to be held for the same purpose.


15.2   IRREVOCABILITY


       The Employers will have no right, title, or interest in the Pension Fund or to the contributions made under the Plan, and no part of the Pension Fund will revert to the Employers, except that upon termination of the Plan and after satisfaction or provision for the satisfaction of all fixed and contingent liabilities or obligations to persons entitled to benefits upon the termination, any balance remaining in the Pension Fund will be distributed to the Employers. However, nothing in this Section will prohibit the return, in accordance with the provisions of ERISA subsection 403(c), to the Employers of a contribution (or a portion of a contribution) by the Employers to the Pension Fund if the contribution is (a) made by reason of mistake of fact, (b) conditioned on the initial qualification of the Plan under Code subsection 401(a), or
       (c) conditioned upon its deductibility under Code section 404 and the deduction is not fully allowed.


15.3   SUFFICIENCY OF PENSION FUND


       The Employer intends the Plan to be a permanent, as distinguished from a temporary, program. Except as otherwise provided by the Code or ERISA, however, the Employer will not be under any liability to make contributions to the Pension Fund. Benefits under the Plan are to be paid only from the Pension Fund and only to the extent that the Pension Fund is sufficient for that purpose. Neither Cinergy, nor any of the officers, employees, members of the Board of Directors, the Committee, or representatives of Cinergy guarantees in any manner nor, unless otherwise required by law, will be liable for the payment of benefits under the Plan. Except as otherwise provided by ERISA, any person having any claim under, or in connection with, the Plan must look solely to the Pension Fund for satisfaction.

                                     ARTICLE 16

                                   CONTRIBUTIONS


No contributions to the Plan by Participants will be required or permitted under the Plan.


During the continuance of the Plan and for the purpose of providing the benefits contemplated under the Plan, the Employer intends to deposit, from time to time, with the Trustee or with the Insurance Company, sums of money, to be held in the Pension Fund, which, together with the earnings of the Pension Fund, will be deemed sufficient to provide the benefits of the Plan and to satisfy the minimum funding standards set forth in ERISA. All contributions by the Employer to the Pension Fund are expressly conditioned upon deductibility under Code section 404.


                                     ARTICLE 17

                        APPROVAL UNDER INTERNAL REVENUE CODE


The Plan as set forth in this document is intended to comply with the requirements of Code subsection 401(a), so that the income of the Pension Fund may be exempt from federal income taxes and so that contributions of the Employers under the Plan may be deductible for federal income tax purposes under Code section 404. Any modification or amendment of the Plan may be made, retroactive or otherwise, as necessary or appropriate to establish and maintain its qualified status under the Code, or to otherwise comply with ERISA.


                                     ARTICLE 18

                             AMENDMENT AND TERMINATION


18.1   RIGHT TO AMEND OR TERMINATE


       Cinergy reserves the right to modify, alter, amend, revoke or terminate the Plan and/or any Trust Fund or group annuity contract that may be established or entered into to effectuate and implement the Plan at any time. The Board of Directors will generally have the authority to adopt amendments; however, the Committee or the compensation committee of the Board of Directors may adopt any amendment to ensure the continued qualification of the Plan and Pension Fund under Code subsections 401(a) and 501(a), to comply with the provisions of any federal statute or regulation impacting pension plans, to enhance the delivery of benefits to Participants and Beneficiaries, to ease Plan administration, or to respond to the withdrawal of any Employer from the Plan. Notwithstanding the preceding sentence, no amendment by the Committee or the compensation committee of the Board of Directors will substantially increase the cost of the Plan without the Board of Directors' consent.


       The Board of Directors, or any person or persons duly authorized by the Board of Directors, will also have the right, authority, and power to terminate the Plan and to discontinue or suspend the payment of contributions to provide benefits under the Plan (except for the provision of any agreement which has been entered into between an Employer and a labor union representing Eligible Employees). However, no action taken pursuant to this Section will operate to enlarge the right of Cinergy under Section 15.2 (Irrevocability).


18.2   EFFECT OF TERMINATION


       If a partial or complete termination of the Plan occurs, all Participants with respect to whom the Plan is being so terminated will have a Nonforfeitable right to their benefits accrued under the Plan up to the date of termination of the Plan to the extent then funded.


       Except as otherwise required by ERISA section 4044, Cinergy will direct the Trustee to segregate the Pension Fund, as determined by Cinergy to be attributable to the group that is terminating its participation in the Plan, and to make separate allocations of the segregated assets among the respective persons having interests in them. The separate allocations will be made as follows:

       (a)    First, either:


              (1) in the case of the pension of a Retired Participant, a Terminated Vested Participant, a Spouse, or a Contingent Annuitant that began at least three years prior to the termination date of the Plan, that portion of the pension that is based on the provisions of the Plan as in effect at any time during the five-year period ending on the termination date, which would result in the least amount, or


              (2) in the case of the pension of an Active Participant, a Participant who has incurred a Severance from Service, or either a Retired Participant or a Terminated Vested Participant not included in Paragraph (1) of this Subsection (a) that three years prior to the termination date of the Plan would have begun had the Participant then become a Retired Participant, a Terminated Vested Participant, or the Participant's Spouse or Contingent Annuitant, that portion of the pension that is based on the provisions of the Plan that were in effect at any time during the five-year period ending on the termination date, which would result in the least amount;


       (b) Second, all other pensions under the Plan that are guaranteed by the Pension Benefit Guaranty Corporation;


       (c) Third, all other pensions with respect to both (1) Retired Participants, Terminated Vested Participants, Spouses, and Contingent Annuitants and (2) Active Participants and Participants who have incurred a Severance from Service who, as of the date of termination of the Plan, have completed the Vesting Requirement of the Plan; and


       (d)    All other pensions under the Plan.

              If the balance of the Pension Fund allocable to the terminating group that is remaining after allocations have been made with respect to all pensions in a preceding class or group is insufficient to allocate the full Actuarial Equivalent of pensions to all persons in the class or group for which it is then being applied, the balance will be allocated to each person in the class or group in the proportion to which the Actuarial Equivalent of the pension allocable to him pursuant to the class or group bears to the total Actuarial Equivalent of the pensions so allocable to all persons in the class or group. However, if the balance is sufficient to allocate a portion only of the full Actuarial Equivalent of the pensions set forth in Subsection (c), then the amounts of pension otherwise provided will be redetermined based on the provisions of the Plan as in effect five years prior to the termination date, or, if applicable, as of the later date as will provide for the allocation of the full Actuarial Equivalent thereof.


              The amounts so allocated will be purchased under a group annuity contract.


              Any balance remaining in the Pension Fund that is allocable to the terminating group, and after all allocations have been made pursuant to the foregoing provisions of this Subsection, will be allocated to the Employers.


18.3   MERGER AND CONSOLIDATION OF PLAN


       In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions will be made so that each Participant in the Plan on the date thereof (if the Plan had then terminated) would receive a benefit immediately after the merger, consolidation or transfer that is equal to, or greater than, the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer if the Plan had then terminated.

18.4 POST-CHANGE IN CONTROL MERGER, CONSOLIDATION, OR TRANSFER OF PENSION PLAN ASSETS OR LIABILITIES


       Notwithstanding the preceding provisions of this Article or any other provision of this Plan, in the event of any merger or consolidation of this Plan with another employee benefit plan or any transfer of assets or liabilities of this Plan to another plan that is effected within three years following a Change in Control, (a) the accrued benefit of each Participant who is actively employed by an Employer as of the effective date of the merger, consolidation, or transfer of assets or liabilities and with respect to whom liability for the payment of benefits under the Plan is being merged or consolidated with or transferred to another plan will become fully vested; (b) the vested accrued benefit of each Participant, former Participant, and Beneficiary with respect to whom any liability for the payment of benefits under the Plan is being merged or consolidated with or transferred to another plan will be increased in accordance with Section 18.6 (Post-Change in Control Surplus Reversion) as if the Plan had terminated immediately prior to any merger, consolidation, or transfer (and for purposes of calculating the increase, the accrued benefits of all other Participants, former Participants and their Beneficiaries will be deemed to have increased in accordance with
       Section 18.6 (Post-Change in Control Surplus Reversion)); and (c) prior to consummation of any merger, consolidation, or transfer, the accrued benefit (as increased, if applicable) of each Participant, former Participant, and Beneficiary with respect to whom liability for the payment of benefits under the Plan is being merged or consolidated with or transferred to another plan will be satisfied by the purchase of a guaranteed annuity contract from a financially sound insurance company that represents an irrevocable commitment to satisfy the accrued benefit (as increased, if applicable) of the person. Notwithstanding the provisions of Section 18.1 (Right to Amend or Terminate), the provisions of this Section may not be amended by an amendment to the Plan effective within three years following a Change in Control.

18.5   GENERAL PROTECTION OF BENEFITS IN THE EVENT OF A CHANGE IN CONTROL


       Notwithstanding any other provisions of this Plan, for a period of three years following a Change in Control, the provisions of this Plan may not be amended in any manner that would adversely affect in any way the computation or amount of or the entitlement to retirement benefits under the Plan, including, but not limited to, any adverse change in or to
       (a) the rate at which benefits accrue or vest, (b) the compensation recognized under the Plan, or (c) the optional forms of payment available to a Participant or Beneficiary under the Plan, including the time of commencement of benefits and any actuarial factors utilized. Notwithstanding the provisions of Section 18.1 (Right to Amend or Terminate), the provisions of this Section may not be amended by an amendment effective within three years following a Change in Control.


18.6   POST-CHANGE IN CONTROL SURPLUS REVERSION


       Notwithstanding the preceding provisions of this Article or any other provision of the Plan, in the event this Plan is terminated within three years following a Change in Control, the assets of the Plan will be applied in accordance with the preceding provisions of this Article to satisfy all liabilities to Participants, former Participants, and their Beneficiaries. If, after satisfaction of the liabilities, there are assets remaining in the Plan, the balance will be applied on a pro rata basis based upon final vested benefit to increase the benefits of the Participants, former Participants, and their Beneficiaries, subject however, to the applicable legal limitations on benefits payable from tax qualified plans. Notwithstanding the provisions of Section 18.1 (Right to Amend or Terminate), the provisions of this Section may not be amended by an amendment to the Plan effected within three years following a Change in Control.

                                     ARTICLE 19

                               AUTHORIZED TRANSACTION


Cinergy will have the right, authority, and power to transfer some or all of the assets of the Plan, including contributions and earnings, to a pooled investment fund of an insurance company qualified to do business in one or more states of the United States, even though that insurance company might otherwise be a "party in interest," as that term is defined in ERISA; provided, the insurance company receives not more than reasonable compensation with respect to the transaction.


                                     ARTICLE 20

                          PARTICIPATION BY OTHER EMPLOYERS


20.1   ADOPTION OF PLAN


       With Cinergy's consent, any Affiliate may become a participating Employer under the Plan by (a) taking appropriate action to adopt the Plan,
       (b) filing with Cinergy a duly certified copy of the Plan as adopted by the Affiliate, (c) becoming a party to the trust agreement establishing the Trust Fund, and (d) executing and delivering documents and taking any other action as may be necessary or desirable to put the Plan into effect with respect to it.


20.2   WITHDRAWAL FROM PARTICIPATION


       Any Employer may, with Cinergy's consent, withdraw from participation in the Plan at any time by filing with Cinergy a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to Cinergy, the Trustee, and Insurance Company prior to the effective date of withdrawal. If an Employer withdraws from the Plan, Cinergy will determine the portion of the Pension Fund held by the Trustee or Insurance Company that is applicable to the Participants and former Participants of the withdrawing Employer and direct the Trustee to segregate its portion in a separate trust. The separate trust will be held and administered as a part of the separate plan of the withdrawn Employer. The portion of the Pension Fund applicable to the Participants and former Participants of a particular Employer will be the sum of:


       (a) the total amount of the accrued benefits applicable to the Participants and former Participants of the withdrawing Employer, and


       (b)    an amount that bears the same ratio to the excess, if any, of:


              (1)    the total of the Pension Fund over


              (2) the total amount of the accrued benefits applicable to the Participants and former Participants of the withdrawing Employer bears to the total amount of the accrued benefits applicable to all Participants and former Participants.


Notwithstanding the preceding sentence, if the total amount of the present value of the accrued benefits applicable to the Participants and former Participants of the withdrawing Employer (when combined with the value of any other assets segregated during that Plan Year) is less than three percent of the total of the Pension Fund as of at least one day in the Plan Year during which the withdrawal occurs, the portion of the Pension Fund applicable to the Participants and former Participants of the withdrawing Employer will be equal to the present value of those Participants' accrued benefits.


20.3   CINERGY AS AGENT FOR EMPLOYERS


       Each Affiliate that becomes a participating Employer pursuant to
       Section 20.1 (Adoption of Plan) or Article 21 (Continuance by a Successor) by so doing will be deemed to have appointed Cinergy its agent to exercise on its behalf all of the powers and authorities conferred upon Cinergy by the terms of the Plan, including, but not limited to the power to amend and terminate the Plan. Cinergy's authority to act as agent will continue unless and until the portion of the Pension Fund held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate trust as provided in
       Section 20.2 (Withdrawal from Participation). Each Employer will, from time to time, upon Cinergy's request, furnish to Cinergy any data and information as Cinergy requires in the performance of its duties.


                                     ARTICLE 21

                             CONTINUANCE BY A SUCCESSOR


If Cinergy or any other Employer is reorganized by way of merger, consolidation, transfer of assets, or otherwise, so that a corporation, partnership, or person other than an Employer succeeds to all or substantially all of the Employer's business, the successor may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the trust agreement. Contributions by the Employer will be automatically suspended from the effective date of any reorganization until the date upon which the substitution of the successor corporation for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any reorganization, the successor does not elect to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan will be automatically terminated with respect to employees of the Employer as of the close of business on the 90th day following the effective date of reorganization or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be, and Cinergy will direct the Trustee to distribute the portion of the Trust Fund applicable to that Employer in the manner provided in Section 20.2 (Withdrawal from Participation).

              Cinergy Corp. has caused this document to be executed by its duly authorized officers, effective January 1, 1998.


                                          By:    _____________________________
                                                 Madeleine W. Ludlow
                                                 Vice President and Chief
                                                 Financial Officer

                                          Dated: _______________________________


APPROVED:

_______________________________
Jerome A. Vennemann
Acting General Counsel
and Assistant Corporate Secretary


Dated: _________________________

                                     ADDENDUM A

             Pre-1998 RIP 100% Spousal and Contingent Annuitant Benefit


  NUMBER OF FULL YEARS                       NUMBER OF FULL YEARS
      THE SPOUSE OR                             THE SPOUSE OR
  CONTINGENT ANNUITANT                       CONTINGENT ANNUITANT
        WAS BORN                                   WAS BORN
  AFTER THE PARTICIPANT      FACTOR         AFTER THE PARTICIPANT       FACTOR
  ---------------------      ------         ---------------------       ------
            0                 .911                    20                 .861
            1                 .908                    21                 .859
            2                 .905                    22                 .858
            3                 .902                    23                 .856
            4                 .899                    24                 .855
            5                 .896                    25                 .853
            6                 .893                    26                 .852
            7                 .890                    27                 .851
            8                 .887                    28                 .850
            9                 .885                    29                 .849
           10                 .882                    30                 .848
           11                 .880                    31                 .847
           12                 .877                    32                 .846
           13                 .875                    33                 .845
           14                 .872                    34                 .844
           15                 .870                    35                 .844
           16                 .868                    36                 .843
           17                 .866                    37                 .842
           18                 .864                    28                 .842
           19                  863                    39                 .841
                                                      40                 .841


  NUMBER OF FULL YEARS                       NUMBER OF FULL YEARS
      The Spouse Or                             THE SPOUSE OR
  CONTINGENT ANNUITANT                       CONTINGENT ANNUITANT
     WAS BORN BEFORE                           WAS BORN BEFORE
  THE PRIMARY ANNUITANT      FACTOR         THE PRIMARY ANNUITANT       FACTOR
  ---------------------      ------         ---------------------       ------
            0                 .911                    20                 .973
            1                 .915                    21                 .975
            2                 .918                    22                 .977
            3                 .922                    23                 .979
            4                 .925                    24                 .981
            5                 .928                    25                 .982
            6                 .932                    26                 .984
            7                 .935                    27                 .985
            8                 .939                    28                 .986
            9                 .942                    29                 .987
           10                 .945                    30                 .988
           11                 .949
           12                 .952
           13                 .955
           14                 .958
           15                 .961
           16                 .963
           17                 .966
           18                 .968
           19                 .971

Morality:     1971 TPF&C Forecast Mortality Table (Employee rate based on 85%
              male; Contingent Annuitant rate based on 85% female)
Interest:     7.5%
Subsidy:      Factors include a 50% subsidy provided by the Company
Effective:    January 1, 1984

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    25    26     27    28     29     30    31     32    33     34     35    36     37     38    39    40    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      20       .985  .984   .982  .981   .979   .978  .976   .974  .972   .970   .967  .965   .962   .959  .956  .952       20

      21       .985  .984   .983  .981   .980   .978  .976   .974  .972   .970   .968  .965   .962   .959  .956  .952       21

      22       .985  .984   .983  .982   .980   .979  .977   .975  .973   .971   .968  .966   .963   .960  .957  .953       22

      23       .986  .985   .983  .982   .981   .979  .977   .975  .973   .971   .969  .966   .964   .961  .958  .954       23

      24       .986  .985   .984  .982   .981   .979  .978   .976  .974   .972   .969  .967   .964   .961  .958  .954       24


      25       .987  .985   .984  .983   .981   .980  .978   .976  .974   .972   .970  .968   .965   .962  .959  .955       25

      26       .987  .986   .985  .983   .982   .980  .979   .977  .975   .973   .971  .968   .966   .963  .960  .955       26

      27       .987  .986   .985  .984   .982   .981  .979   .977  .976   .974   .971  .969   .966   .963  .960  .956       27

      28       .988  .987   .985  .984   .983   .981  .980   .978  .976   .974   .972  .970   .967   .964  .961  .957       28

      29       .988  .987   .986  .985   .983   .982  .980   .979  .977   .975   .973  .970   .968   .965  .962  .957       29


      30       .988  .987   .986  .985   .984   .982  .981   .979  .977   .975   .973  .971   .968   .966  .963  .958       30

      31       .989  .988   .987  .986   .984   .983  .981   .980  .978   .976   .974  .972   .969   .967  .964  .959       31

      32       .989  .988   .987  .986   .985   .983  .982   .980  .979   .977   .975  .972   .970   .967  .965  .960       32

      33       .989  .989   .988  .986   .985   .984  .983   .981  .979   .977   .975  .973   .971   .968  .965  .960       33

      34       .990  .989   .988  .987   .986   .984  .983   .982  .980   .978   .976  .974   .972   .969  .966  .961       34


      35       .990  .989   .988  .987   .986   .985  .984   .982  .981   .979   .977  .975   .972   .970  .967  .962       35

      36       .991  .990   .989  .988   .987   .985  .984   .983  .981   .979   .978  .976   .973   .971  .968  .963       36

      37       .991  .990   .989  .988   .987   .986  .985   .983  .982   .980   .978  .976   .974   .972  .969  .964       37

      38       .991  .990   .990  .989   .988   .987  .985   .984  .982   .981   .979  .977   .975   .973  .970  .965       38

      39       .992  .991   .990  .989   .988   .987  .986   .985  .983   .982   .980  .978   .976   .974  .971  .966       39


                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    25    26     27    28     29     30    31     32    33     34     35    36     37     38    39    40    RETIREMENT
      40       .992  .991   .990  .990   .989   .988  .986   .985  .984   .982   .981  .979   .977   .974  .972  .967       40

      41       .992  .992   .991  .990   .989   .988  .987   .986  .984   .983   .981  .979   .978   .975  .973  .968       41

      42       .993  .992   .991  .990   .990   .989  .987   .986  .985   .984   .982  .980   .978   .976  .974  .968       42

      43       .993  .992   .992  .991   .990   .989  .988   .987  .986   .984   .983  .981   .979   .977  .975  .969       43

      44       .993  .993   .992  .991   .990   .990  .989   .987  .986   .985   .983  .982   .980   .978  .976  .970       44


      45       .994  .993   .992  .992   .991   .990  .989   .988  .987   .986   .984  .983   .981   .979  .977  .971       45

      46       .994  .993   .993  .992   .991   .990  .990   .989  .987   .986   .985  .983   .982   .980  .978  .972       46

      47       .994  .994   .993  .992   .992   .991  .990   .989  .988   .987   .986  .984   .983   .981  .979  .973       47

      48       .994  .994   .993  .993   .992   .991  .991   .990  .989   .987   .986  .985   .983   .982  .980  .974       48

      49       .995  .994   .994  .993   .992   .992  .991   .990  .989   .988   .987  .986   .984   .983  .981  .975       49


      50       .995  .994   .994  .993   .993   .992  .991   .991  .990   .989   .988  .986   .985   .983  .982  .976       50

      51       .995  .995   .994  .994   .993   .993  .992   .991  .990   .989   .988  .987   .986   .984  .983  .977       51

      52       .995  .995   .995  .994   .994   .993  .992   .992  .991   .990   .989  .988   .986   .985  .983  .978       52

      53       .996  .995   .995  .994   .994   .993  .993   .992  .991   .990   .989  .988   .987   .986  .984  .979       53

      54       .996  .996   .995  .995   .994   .994  .993   .992  .992   .991   .990  .989   .988   .986  .985  .980       54

------------------------------------------------------------------------------------------------------------------------------------
                25    26     27    28     29     30    31     32    33     34     35    36     37     38    39    40



                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    25    26     27    28     29     30    31     32    33     34     35    36     37     38    39    40    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      55       .996  .996   .995  .995   .995   .994  .994   .993  .992   .991   .991  .990   .988   .987  .986  .981       55

      56       .996  .996   .996  .995   .995   .994  .994   .993  .993   .992   .991  .990   .989   .988  .987  .982       56

      57       .997  .996   .996  .996   .995   .995  .994   .994  .993   .992   .992  .991   .990   .989  .987  .983       57

      58       .997  .996   .996  .996   .995   .995  .995   .994  .994   .993   .992  .991   .990   .989  .988  .984       58

      59       .997  .997   .996  .996   .996   .995  .995   .994  .994   .993   .993  .992   .991   .990  .989  .985       59


      60       .997  .997   .997  .996   .996   .996  .995   .995  .994   .994   .993  .992   .992   .991  .990  .985       60

      61       .997  .997   .997  .997   .996   .996  .996   .995  .995   .994   .994  .993   .992   .991  .990  .986       61

      62       .997  .997   .997  .997   .997   .996  .996   .995  .995   .995   .994  .993   .993   .992  .991  .987       62

      63       .998  .997   .997  .997   .997   .997  .996   .996  .995   .995   .994  .994   .993   .992  .992  .988       63

      64       .998  .998   .997  .997   .997   .997  .996   .996  .996   .995   .995  .994   .994   .993  .992   989       64


      65       .998  .998   .998  .997   .997   .997  .997   .996  .996   .996   .995  .995   .994   .993  .993  .989       65

      66       .998  .998   .998  .998   .997   .997  .997   .997  .996   .996   .996  .995   .995   .994  .993  .990       66

      67       .998  .998   .998  .998   .998   .997  .997   .997  .997   .996   .996  .995   .995   .994  .994  .991       67

      68       .998  .998   .998  .998   .998   .998  .997   .997  .997   .997   .996  .996   .995   .995  .994  .991       68

      69       .998  .998   .998  .998   .998   .998  .998   .997  .997   .997   .997  .996   .996   .995  .995  .992       69


      70       .999  .998   .998  .998   .998   .998  .998   .998  .997   .997   .997  .996   .996   .996  .995  .992       70

      71       .999  .999   .999  .998   .998   .998  .998   .998  .998   .997   .997  .997   .996   .996  .996  .993       71

      72       .999  .999   .999  .999   .998   .998  .998   .998  .998   .998   .997  .997   .997   .996  .996  .994       72

      73       .999  .999   .999  .999   .999   .998  .998   .998  .998   .998   .998  .997   .997   .997  .996  .994       73

      74       .999  .999   .999  .999   .999   .999  .998   .998  .998   .998   .998  .997   .997   .997  .997  .995       74


                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    25    26     27    28     29     30    31     32    33     34     35    36     37     38    39    40    RETIREMENT
      75       .999  .999   .999  .999   .999   .999  .999   .998  .998   .998   .998  .998   .997   .997  .997  .995       75

      76       .999  .999   .999  .999   .999   .999  .999   .999  .998   .998   .998  .998   .998   .997  .997  .995       76

      77       .999  .999   .999  .999   .999   .999  .999   .999  .999   .998   .998  .998   .998   .998  .997  .996       77

      78       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .998  .998   .998   .998  .998  .996       78

      79       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .998   .998   .998  .998  .996       79


      80       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .998   .998  .998  .997       80

      81       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .998  .998  .997       81

      82       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .998  .997       82

      83       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .998       83

      84       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .998       84


      85       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .998       85

      86       .999  .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .998       86

      87       1.000 .999   .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .998       87


      88       1.000 1.000  .999  .999   .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .998       88

      89       1.000 1.000  1.000 1.000  .999   .999  .999   .999  .999   .999   .999  .999   .999   .999  .999  .999       89
------------------------------------------------------------------------------------------------------------------------------------
                25    26     27    28     29     30    31     32    33     34     35    36     37     38    39    40

                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    40    41     42    43     44     45    46     46    48     49     50    51     52     53    54    55    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------

      20       .952  .948   .945  .941   .936   .932  .927   .922  .917   .911   .905  .899   .893   .886  .879  .872       20

      21       .952  .949   .945  .941   .937   .932  .928   .923  .917   .912   .906  .900   .894   .887  .880  .873       21

      22       .953  .949   .946  .942   .937   .933  .928   .923  .918   .912   .907  .901   .894   .888  .881  .873       22

      23       .954  .950   .946  .942   .938   .933  .929   .924  .919   .913   .907  .901   .895   .888  .881  .874       23

      24       .954  .951   .947  .943   .939   .934  .929   .924  .919   .914   .908  .902   .896   .889  .882  .875       24


      25       .955  .951   .947  .943   .939   .935  .930   .925  .920   .914   .909  .903   .896   .890  .883  .876       25

      26       .955  .952   .948  .944   .940   .936  .931   .926  .921   .915   .910  .904   .897   .891  .884  .877       26

      27       .956  .953   .949  .945   .941   .936  .932   .927  .922   .916   .910  .904   .898   .892  .885  .878       27

      28       .957  .953   .950  .946   .941   .937  .932   .928  .922   .917   .911  .905   .899   .893  .886  .878       28

      29       .957  .954   .950  .946   .942   .938  .933   .928  .923   .918   .912  .906   .900   .894  .887  .879       29


      30       .958  .955   .951  .947   .943   .939  .934   .929  .924   .919   .913  .907   .901   .895  .888  .881       30

      31       .959  .955   .952  .948   .944   .940  .935   .930  .925   .920   .914  .908   .902   .896  .889  .882       31

      32       .960  .956   .953  .949   .945   .941  .936   .931  .926   .921   .915  .909   .903   .897  .890  .883       32

      33       .960  .957   .954  .950   .946   .942  .937   .932  .927   .922   .916  .911   .904   .898  .891  .884       33

      34       .961  .958   .954  .951   .947   .943  .938   .933  .928   .923   .918  .912   .906   .899  .893  .885       34


      35       .962  .959   .955  .952   .948   .944  .939   .934  .929   .924   .919  .913   .907   .901  .894  .887       35

      36       .963  .960   .956  .953   .949   .945  .940   .936  .931   .926   .920  .914   .908   .902  .895  .888       36

      37       .964  .961   .957  .954   .950   .946  .941   .937  .932   .927   .921  .916   .910   .903  .897  .890       37

      38       .965  .962   .958  .955   .951   .947  .943   .938  .933   .928   .923  .917   .911   .905  .898  .891       38

      39       .966  .963   .959  .956   .952   .948  .944   .939  .935   .929   .924  .919   .913   .906  .900  .893       39

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    40    41     42    43     44     45    46     47    48     49     50    51     52     53    54    55    RETIREMENT

      40       .967  .964   .960  .957   .953   .949  .945   .941  .936   .931   .926  .920   .914   .908  .902  .895       40

      41       .968  .965   .961  .958   .954   .950  .946   .942  .937   .932   .927  .922   .916   .910  .903  .897       41

      42       .968  .966   .963  .959   .956   .952  .948   .943  .939   .934   .929  .923   .918   .912  .905  .898       42

      43       .969  .967   .964  .960   .957   .953  .949   .945  .940   .935   .930  .925   .919   .913  .907  .900       43

      44       .970  .968   .965  .961   .958   .954  .950   .946  .942   .937   .932  .927   .921   .915  .909  .902       44


      45       .971  .969   .966  .963   .959   .956  .952   .948  .943   .939   .934  .929   .923   .917  .911  .904       45

      46       .972  .970   .967  .964   .961   .957  .953   .949  .945   .940   .935  .930   .925   .919  .913  .907       46

      47       .973  .971   .968  .965   .962   .958  .955   .951  .946   .942   .937  .932   .927   .921  .915  .909       47

      48       .974  .972   .969  .966   .963   .960  .956   .952  .948   .944   .939  .934   .929   .923  .917  .911       48

      49       .975  .973   .970  .968   .964   .961  .958   .954  .950   .945   .941  .936   .931   .925  .920  .913       49


      50       .976  .974   .972  .969   .966   .963  .959   .955  .951   .947   .943  .938   .933   .928  .922  .916       50

      51       .977  .975   .973  .970   .967   .964  .961   .957  .953   .949   .945  .940   .935   .930  .924  .918       51

      52       .978  .976   .974  .971   .968   .965  .962   .959  .955   .951   .947  .942   .937   .932  .926  .921       52

      53       .979  .977   .975  .972   .970   .967  .964   .960  .957   .953   .948  .944   .939   .934  .929  .923       53

      54       .980  .978   .976  .974   .971   .968  .965   .962  .958   .954   .950  .946   .941   .937  .931  .926       54

------------------------------------------------------------------------------------------------------------------------------------
                40    41     42    43     44     45    46     47    48     49     50    51     52     53    54    55

                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    40    41     42    43     44     45    46     47    48     49     50    51     52     53    54    55    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      55       .981  .979   .977  .975   .972   .969  .966   .963  .960   .956   .952  .948   .944   .939  .934  .928       55

      56       .982  .980   .978  .976   .973   .971  .968   .965  .962   .958   .954  .950   .946   .941  .936  .931       56

      57       .983  .981   .979  .977   .975   .972  .969   .966  .963   .960   .956  .952   .948   .943  .939  .933       57

      58       .984  .982   .980  .978   .976   .973  .971   .968  .965   .962   .958  .954   .950   .946  .941  .936       58

      59       .985  .983   .981  .979   .977   .975  .972   .969  .966   .963   .960  .956   .952   .948  .943  .939       59


      60       .985  .984   .982  .980   .978   .976  .974   .971  .968   .965   .962  .958   .954   .950  .946  .941       60

      61       .986  .985   .983  .981   .979   .977  .975   .972  .970   .967   .964  .960   .957   .953  .948  .944       61

      62       .987  .986   .984  .982   .981   .978  .976   .974  .971   .968   .965  .962   .959   .955  .951  .946       62

      63       .988  .987   .985  .983   .982   .980  .978   .975  .973   .970   .967  .964   .961   .957  .953  .949       63

      64       .989  .987   .986  .984   .983   .981  .979   .977  .974   .972   .969  .966   .963   .959  .956  .952       64


      65       .989  .988   .987  .985   .984   .982  .980   .978  .976   .973   .971  .968   .965   .961  .958  .954       65

      66       .990  .989   .988  .986   .985   .983  .981   .979  .977   .975   .972  .970   .967   .964  .960  .957       66

      67       .991  .990   .988  .987   .986   .984  .982   .981  .979   .976   .974  .971   .969   .966  .962  .959       67

      68       .991  .990   .989  .988   .987   .985  .984   .982  .980   .978   .976  .973   .971   .968  .965  .961       68

      69       .992  .991   .990  .989   .988   .986  .985   .983  .981   .979   .977  .975   .972   .970  .967  .964       69


      70       .992  .992   .991  .990   .988   .987  .986   .984  .982   .981   .979  .976   .974   .972  .969  .966       70

      71       .993  .992   .991  .990   .989   .988  .987   .985  .984   .982   .980  .978   .976   .974  .971  .968       71

      72       .994  .993   .992  .991   .990   .989  .988   .986  .985   .983   .981  .980   .978   .975  .973  .970       72

      73       .994  .993   .993  .992   .991   .990  .988   .987  .986   .984   .983  .981   .979   .977  .975  .972       73

      74       .995  .994   .993  .992   .991   .990  .989   .988  .987   .985   .984  .982   .981   .979  .977  .974       74


                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    40    41     42    43     44     45    46     47    48     49     50    51     52     53    54    55    RETIREMENT
      75       .995  .994   .994  .993   .992   .991  .990   .989  .988   .987   .985  .984   .982   .980  .978  .976       75

      76       .995  .995   .994  .993   .993   .992  .991   .990  .989   .988   .986  .985   .983   .982  .980  .978       76

      77       .996  .995   .995  .994   .993   .992  .992   .991  .990   .988   .987  .986   .985   .983  .981  .979       77

      78       .996  .996   .995  .994   .994   .993  .992   .991  .990   .989   .988  .987   .986   .984  .983  .981       78

      79       .996  .996   .995  .995   .994   .994  .993   .992  .991   .990   .989  .988   .987   .985  .984  .982       79


      80       .997  .996   .996  .995   .995   .994  .993   .993  .992   .991   .990  .989   .988   .987  .985  .984       80

      81       .997  .997   .996  .996   .995   .995  .994   .993  .993   .992   .991  .990   .989   .988  .986  .985       81

      82       .997  .997   .997  .996   .996   .995  .995   .994  .993   .992   .992  .991   .990   .989  .988  .986       82

      83       .998  .997   .997  .996   .996   .996  .995   .994  .994   .993   .992  .992   .991   .990  .989  .987       83

      84       .998  .997   .997  .997   .996   .996  .995   .995  .994   .994   .993  .992   .991   .991  .990  .989       84


      85       .998  .998   .997  .997   .997   .996  .996   .995  .995   .994   .994  .993   .992   .991  .990  .990       85

      86       .998  .998   .998  .997   .997   .997  .996   .996  .995   .995   .994  .994   .993   .992  .991  .990       86

      87       .998  .998   .998  .998   .997   .997  .997   .996  .996   .995   .995  .994   .993   .993  .992  .991       87

      88       .998  .998   .998  .998   .998   .997  .997   .997  .996   .996   .995  .995   .994   .993  .993  .992       88

      89       .999  .998   .998  .998   .998   .997  .997   .997  .996   .996   .996  .995   .995   .994  .993  .993       89
------------------------------------------------------------------------------------------------------------------------------------
                40    41     42    43     44     45    46     47    48     49     50    51     52     53    54    55

                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    55    56     57    58     59     60    61     62    63     64     65    66     67     68    69    70    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------

      20       .872  .864   .856  .848   .839   .829  .819   .809  .798   .786   .774  .762   .749   .735  .722  .708       20

      21       .873  .865   .857  .849   .839   .830  .820   .810  .799   .787   .775  .762   .749   .736  .722  .708       21

      22       .873  .866   .858  .849   .840   .831  .821   .810  .799   .788   .776  .763   .750   .737  .723  .709       22

      23       .874  .867   .858  .850   .841   .831  .821   .811  .800   .788   .776  .764   .751   .737  .724  .710       23

      24       .875  .867   .859  .851   .842   .832  .822   .812  .801   .789   .777  .765   .752   .738  .725  .711       24


      25       .876  .868   .860  .852   .843   .833  .823   .813  .802   .790   .778  .765   .752   .739  .725  .712       25

      26       .877  .869   .861  .852   .843   .834  .824   .814  .803   .791   .779  .766   .753   .740  .726  .712       26

      27       .878  .870   .862  .853   .844   .835  .825   .815  .804   .792   .780  .767   .754   .741  .727  .713       27

      28       .878  .871   .863  .854   .845   .836  .826   .816  .805   .793   .781  .768   .755   .742  .728  .715       28

      29       .879  .872   .864  .855   .847   .837  .827   .817  .806   .794   .782  .770   .757   .743  .730  .716       29


      30       .881  .873   .865  .857   .848   .838  .828   .818  .807   .795   .783  .771   .758   .744  .731  .717       30

      31       .882  .874   .866  .858   .849   .839  .830   .819  .808   .797   .785  .772   .759   .746  .732  .718       31

      32       .883  .875   .867  .859   .850   .841  .831   .820  .810   .798   .786  .773   .760   .747  .733  .719       32

      33       .884  .877   .869  .860   .851   .842  .832   .822  .811   .799   .787  .775   .762   .748  .735  .721       33

      34       .885  .878   .870  .862   .853   .844  .834   .823  .812   .801   .789  .776   .763   .750  .736  .722       34


      35       .887  .879   .872  .863   .854   .845  .835   .825  .814   .802   .790  .778   .765   .752  .738  .724       35

      36       .888  .881   .873  .865   .856   .847  .837   .826  .816   .804   .792  .780   .767   .753  .740  .726       36

      37       .890  .882   .875  .866   .858   .848  .839   .828  .817   .806   .794  .781   .768   .755  .742  .728       37

      38       .891  .884   .876  .868   .859   .850  .840   .830  .819   .808   .796  .783   .770   .757  .743  .730       38

      39       .893  .886   .878  .870   .861   .852  .842   .832  .821   .810   .798  .785   .772   .759  .746  .732       39

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    55    56     57    58     59     60    61     62    63     64     65    66     67     68    69    70    RETIREMENT
      40       .895  .888   .880  .872   .863   .854  .844   .834  .823   .812   .800  .787   .775   .761  .748  .734       40

      41       .897  .889   .882  .874   .865   .856  .846   .836  .825   .814   .802  .790   .777   .764  .750  .736       41

      42       .898  .891   .884  .876   .867   .858  .848   .838  .828   .816   .804  .792   .779   .766  .752  .739       42

      43       .900  .893   .886  .878   .869   .860  .851   .841  .830   .819   .807  .794   .782   .769  .755  .741       43

      44       .902  .895   .888  .880   .872   .863  .853   .843  .832   .821   .809  .797   .784   .771  .758  .744       44


      45       .904  .897   .890  .882   .874   .865  .856   .846  .835   .824   .812  .800   .787   .774  .761  .747       45

      46       .907  .900   .892  .885   .876   .867  .858   .848  .838   .827   .815  .803   .790   .777  .763  .750       46

      47       .909  .902   .895  .887   .879   .870  .861   .851  .841   .829   .818  .806   .793   .780  .767  .753       47

      48       .911  .904   .897  .890   .881   .873  .864   .854  .843   .832   .821  .809   .796   .783  .770  .756       48

      49       .913  .907   .900  .892   .884   .876  .866   .857  .847   .836   .824  .812   .800   .787  .773  .760       49


      50       .916  .909   .902  .895   .887   .878  .869   .860  .850   .839   .827  .815   .803   .790  .777  .763       50

      51       .918  .912   .905  .898   .890   .881  .872   .863  .853   .842   .831  .819   .807   .794  .781  .767       51

      52       .921  .914   .908  .900   .893   .884  .876   .866  .856   .846   .834  .823   .810   .798  .784  .771       52

      53       .923  .917   .910  .903   .896   .888  .879   .870  .860   .849   .838  .826   .814   .801  .788  .775       53

      54       .926  .920   .913  .906   .899   .891  .882   .873  .863   .853   .842  .830   .818   .806  .793  .779       54

------------------------------------------------------------------------------------------------------------------------------------
                55    56     57    58     59     60    61     62    63    64      65    66     67     68    69    70


                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    55    56     57    58     59     60    61     62    63     64     65    66     67     68    69    70    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      55       .928  .922   .916  .909   .902   .894  .885   .876  .867   .857   .846  .834   .822   .810  .797  .784       55

      56       .931  .925   .919  .912   .905   .897  .889   .880  .871   .860   .850  .838   .826   .814  .801  .788       56

      57       .933  .928   .922  .915   .908   .901  .892   .884  .874   .864   .854  .842   .831   .819  .806  .793       57

      58       .936  .931   .925  .918   .911   .904  .896   .887  .878   .868   .858  .847   .835   .823  .811  .798       58

      59       .939  .933   .928  .921   .915   .907  .900   .891  .882   .873   .862  .851   .840   .828  .816  .803       59


      60       .941  .936   .931  .924   .918   .911  .903   .895  .886   .877   .867  .856   .845   .833  .821  .808       60

      61       .944  .939   .933  .928   .921   .914  .907   .899  .890   .881   .871  .860   .849   .838  .826  .813       61

      62       .946  .942   .936  .931   .925   .918  .911   .903  .894   .885   .876  .865   .854   .843  .831  .819       62

      63       .949  .944   .939  .934   .928   .921  .914   .907  .899   .890   .880  .870   .859   .848  .836  .824       63

      64       .952  .947   .942  .937   .931   .925  .918   .911  .903   .894   .885  .875   .864   .854  .842  .830       64


      65       .954  .950   .945  .940   .935   .929  .922   .915  .907   .899   .890  .880   .870   .859  .848  .836       65

      66       .957  .953   .948  .943   .938   .932  .926   .919  .911   .903   .894  .885   .875   .865  .854  .842       66

      67       .959  .955   .951  .946   .941   .936  .930   .923  .916   .908   .899  .890   .880   .870  .859  .848       67

      68       .961  .958   .954  .949   .944   .939  .933   .927  .920   .912   .904  .895   .886   .876  .865  .854       68

      69       .964  .960   .956  .952   .948   .943  .937   .931  .924   .917   .909  .900   .891   .881  .871  .861       69


      70       .966  .963   .959  .955   .951   .946  .941   .935  .928   .921   .914  .905   .896   .887  .877  .867       70

      71       .968  .965   .962  .958   .954   .949  .944   .939  .932   .926   .918  .910   .902   .893  .883  .873       71

      72       .970  .967   .964  .961   .957   .952  .948   .942  .936   .930   .923  .915   .907   .898  .889  .879       72

      73       .972  .970   .967  .963   .959   .955  .951   .946  .940   .934   .927  .920   .912   .904  .895  .886       73

      74       .974  .972   .969  .966   .962   .958  .954   .949  .944   .938   .932  .925   .917   .909  .901  .892       74

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    55    56     57    58     59     60    61     62    63     64     65    66     67     68    69    70    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      75       .976  .974   .971  .968   .965   .961  .957   .953  .948   .942   .936  .929   .922   .915  .906  .898       75

      76       .978  .976   .973  .970   .967   .964  .960   .956  .951   .946   .940  .934   .927   .920  .912  .904       76

      77       .979  .977   .975  .973   .970   .966  .963   .959  .954   .950   .944  .938   .932   .925  .917  .909       77

      78       .981  .979   .977  .975   .972   .969  .966   .962  .958   .953   .948  .942   .936   .929  .922  .915       78

      79       .982  .981   .979  .976   .974   .971  .968   .965  .961   .956   .951  .946   .940   .934  .927  .920       79


      80       .984  .982   .980  .978   .976   .973  .971   .967  .964   .960   .955  .950   .944   .938  .932  .925       80

      81       .985  .984   .982  .980   .978   .975  .973   .970  .966   .963   .958  .954   .948   .943  .937  .930       81

      82       .986  .985   .983  .982   .980   .977  .975   .972  .969   .965   .961  .957   .952   .947  .941  .935       82

      83       .987  .986   .985  .983   .981   .979  .977   .974  .972   .968   .965  .960   .956   .951  .946  .940       83

      84       .989  .987   .986  .985   .983   .981  .979   .977  .974   .971   .967  .963   .959   .955  .950  .944       84


      85       .990  .988   .987  .986   .984   .983  .981   .979  .976   .973   .970  .966   .962   .958  .954  .949       85

      86       .990  .989   .988  .987   .986   .984  .982   .980  .978   .975   .972  .969   .965   .961  .957  .952       86

      87       .991  .990   .989  .988   .987   .986  .984   .982  .980   .977   .975  .972   .968   .965  .960  .956       87

      88       .992  .991   .990  .989   .988   .987  .985   .984  .982   .979   .977  .974   .971   .967  .964  .960       88

      89       .993  .992   .991  .990   .989   .988  .987   .985  .983   .981   .979  .976   .973   .970  .967  .963       89

------------------------------------------------------------------------------------------------------------------------------------
                55    56     57    58     59     60    61     62    63     64     65    66     67     68    69    70


                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    70    71     72    73     74     75    76     77    78     79     80    81     82     83    84    85    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      20       .708  .694   .679  .665   .650   .634  .619   .602  .586   .569   .553  .537   .521   .505  .490  .475       20

      21       .708  .694   .680  .666   .651   .635  .619   .603  .586   .570   .554  .537   .522   .506  .490  .475       21

      22       .709  .695   .681  .666   .651   .636  .620   .603  .587   .571   .554  .538   .522   .506  .491  .476       22

      23       .710  .696   .681  .667   .652   .637  .621   .604  .588   .571   .555  .539   .523   .507  .492  .477       23

      24       .711  .697   .682  .668   .653   .637  .621   .605  .588   .572   .556  .540   .524   .508  .492  .477       24


      25       .712  .697   .683  .669   .654   .638  .622   .606  .589   .573   .556  .540   .524   .509  .493  .478       25

      26       .712  .698   .684  .670   .655   .639  .623   .607  .590   .574   .557  .541   .525   .509  .494  .479       26

      27       .713  .699   .685  .671   .656   .640  .624   .608  .591   .575   .558  .542   .526   .510  .495  .480       27

      28       .715  .700   .686  .672   .657   .641  .625   .609  .592   .576   .559  .543   .527   .511  .496  .480       28

      29       .716  .702   .687  .673   .658   .642  .626   .610  .593   .577   .560  .544   .528   .512  .497  .481       29


      30       .717  .703   .688  .674   .659   .643  .627   .611  .594   .578   .561  .545   .529   .513  .498  .482       30

      31       .718  .704   .690  .675   .660   .645  .628   .612  .595   .579   .562  .546   .530   .514  .499  .483       31

      32       .719  .705   .691  .676   .661   .646  .630   .613  .597   .580   .564  .547   .531   .515  .500  .485       32

      33       .721  .707   .692  .678   .663   .647  .631   .615  .598   .582   .565  .549   .533   .517  .501  .486       33

      34       .722  .708   .694  .679   .664   .649  .633   .616  .600   .583   .566  .550   .534   .518  .502  .487       34


      35       .724  .710   .696  .681   .666   .650  .634   .618  .601   .585   .568  .552   .535   .520  .504  .488       35

      36       .726  .712   .697  .683   .668   .652  .636   .619  .603   .586   .570  .553   .537   .521  .505  .490       36

      37       .728  .713   .699  .685   .669   .654  .638   .621  .605   .588   .571  .555   .539   .523  .507  .492       37

      38       .730  .715   .701  .686   .671   .656  .640   .623  .606   .590   .573  .557   .541   .525  .509  .493       38

      39       .732  .717   .703  .689   .673   .658  .642   .625  .608   .592   .575  .559   .542   .526  .511  .495       39

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    70    71     72    73     74     75    76     77    78     79     80    81     82     83    84    85    RETIREMENT
      40       .734  .720   .705  .691   .676   .660  .644   .627  .611   .594   .577  .561   .544   .528  .513  .497       40

      41       .736  .722   .708  .693   .678   .662  .646   .630  .613   .596   .579  .563   .547   .531  .515  .499       41

      42       .739  .724   .710  .696   .680   .665  .649   .632  .615   .599   .582  .565   .549   .533  .517  .501       42

      43       .741  .727   .713  .698   .683   .667  .651   .635  .618   .601   .584  .568   .551   .535  .519  .504       43

      44       .744  .730   .715  .701   .686   .670  .654   .637  .621   .604   .587  .570   .554   .538  .522  .506       44


      45       .747  .733   .718  .704   .689   .673  .657   .640  .623   .607   .590  .573   .557   .541  .525  .509       45

      46       .750  .736   .721  .707   .692   .676  .660   .643  .626   .610   .593  .576   .560   .543  .527  .512       46

      47       .753  .739   .725  .710   .695   .679  .663   .647  .630   .613   .596  .579   .563   .547  .530  .515       47

      48       .756  .742   .728  .713   .698   .683  .667   .650  .633   .616   .599  .583   .566   .550  .534  .518       48

      49       .760  .746   .732  .717   .702   .686  .670   .654  .637   .620   .603  .586   .570   .553  .537  .521       49


      50       .763  .749   .735  .721   .706   .690  .674   .657  .640   .624   .607  .590   .573   .557  .541  .525       50

      51       .767  .753   .739  .725   .710   .694  .678   .661  .644   .628   .611  .594   .577   .561  .544  .528       51

      52       .771  .757   .743  .729   .714   .698  .682   .665  .649   .632   .615  .598   .581   .565  .548  .532       52

      53       .775  .761   .747  .733   .718   .703  .686   .670  .653   .636   .619  .602   .585   .569  .553  .537       53

      54       .779  .766   .752  .737   .722   .707  .691   .674  .657   .640   .623  .607   .590   .573  .557  .541       54

------------------------------------------------------------------------------------------------------------------------------------
                70    71     72    73     74     75    76     77    78     79     80    81     82     83    84    85

                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    70    71     72    73     74     75    76     77    78     79     80    81     82     83    84    85    RETIREMENT
------------------------------------------------------------------------------------------------------------------------------------
      55       .784  .770   .756  .742   .727   .712  .696   .679  .662   .645   .628  .611   .595   .578  .562  .545       55

      56       .788  .775   .761  .747   .732   .717  .700   .684  .667   .650   .633  .616   .599   .583  .566  .550       56

      57       .793  .779   .766  .752   .737   .722  .706   .689  .672   .655   .638  .621   .605   .588  .571  .555       57

      58       .798  .784   .771  .757   .742   .727  .711   .694  .678   .661   .644  .627   .610   .593  .577  .560       58

      59       .803  .789   .776  .762   .748   .732  .716   .700  .683   .666   .649  .632   .616   .599  .582  .566       59


      60       .808  .795   .781  .768   .753   .738  .722   .706  .689   .672   .655  .638   .621   .605  .588  .572       60

      61       .813  .800   .787  .773   .759   .744  .728   .712  .695   .678   .661  .644   .628   .611  .594  .578       61

      62       .819  .806   .793  .779   .765   .750  .734   .718  .702   .685   .668  .651   .634   .617  .601  .584       62

      63       .824  .812   .799  .785   .771   .756  .741   .725  .708   .691   .675  .658   .641   .624  .607  .591       63

      64       .830  .818   .805  .792   .778   .763  .748   .732  .715   .699   .682  .665   .648   .631  .615  .598       64


      65       .836  .824   .811  .798   .784   .770  .755   .739  .722   .706   .689  .672   .656   .639  .622  .606       65

      66       .842  .830   .818  .805   .791   .777  .762   .746  .730   .713   .697  .680   .663   .647  .630  .614       66

      67       .848  .836   .824  .812   .798   .784  .769   .754  .738   .721   .705  .688   .672   .655  .638  .622       67

      68       .854  .843   .831  .819   .806   .792  .777   .762  .746   .730   .713  .697   .680   .663  .647  .630       68

      69       .861  .849   .838  .826   .813   .799  .785   .770  .754   .738   .722  .705   .689   .672  .656  .639       69


      70       .867  .856   .845  .833   .820   .807  .793   .778  .762   .747   .730  .714   .698   .682  .665  .649       70

      71       .873  .863   .852  .840   .828   .815  .801   .786  .771   .755   .739  .723   .707   .691  .675  .658       71

      72       .879  .869   .859  .847   .835   .823  .809   .795  .780   .764   .749  .733   .717   .701  .684  .668       72

      73       .886  .876   .865  .855   .843   .831  .817   .803  .788   .773   .758  .742   .727   .711  .694  .678       73

      74       .892  .882   .872  .862   .850   .838  .825   .812  .797   .782   .767  .752   .736   .721  .705  .689       74

                                     Addendum B
                   Pre-1998 RIP 50% Contingent Annuitant Factors

                         PENSIONER WHOSE RETIREMENT AGE IS:

 BENEFICIARY'S                                                                                                         BENEFICIARY'S
    AGE AT                                                                                                                AGE AT
  PENSIONER'S                                                                                                           PENSIONER'S
  RETIREMENT    70    71     72    73     74     75    76     77    78     79     80    81     82     83    84    85    RETIREMENT
      75       .898  .889   .879  .869   .858   .846  .834   .820  .806   .792   .777  .762   .746   .731  .715  .699       75

      76       .904  .895   .886  .876   .865   .854  .842   .829  .815   .801   .786  .771   .756   .741  .725  .710       76

      77       .909  .901   .892  .883   .872   .862  .850   .837  .824   .810   .796  .781   .766   .751  .736  .721       77

      78       .915  .907   .898  .889   .880   .869  .858   .845  .832   .819   .805  .791   .776   .762  .747  .731       78

      79       .920  .912   .904  .896   .886   .876  .865   .853  .841   .828   .814  .801   .786   .772  .757  .742       79


      80       .925  .918   .910  .902   .893   .884  .873   .861  .849   .837   .824  .810   .796   .782  .768  .753       80

      81       .930  .923   .916  .908   .900   .891  .880   .869  .858   .846   .833  .820   .807   .793  .779  .764       81

      82       .935  .929   .922  .914   .906   .898  .888   .877  .866   .854   .842  .830   .817   .803  .790  .776       82

      83       .940  .934   .927  .920   .913   .904  .895   .885  .874   .863   .851  .839   .827   .814  .800  .787       83

      84       .944  .939   .932  .926   .919   .911  .902   .892  .882   .871   .860  .849   .836   .824  .811  .798       84


      85       .949  .943   .937  .931   .924   .917  .909   .900  .890   .880   .869  .858   .846   .834  .821  .809       85

      86       .952  .947   .942  .936   .930   .923  .915   .906  .897   .887   .877  .866   .855   .843  .831  .819       86

      87       .956  .951   .946  .941   .935   .928  .921   .913  .904   .895   .885  .875   .864   .853  .841  .829       87

      88       .960  .955   .950  .945   .940   .934  .927   .919  .910   .902   .892  .882   .872   .862  .850  .839       88

      89       .963  .959   .954  .949   .944   .938  .932   .925  .917   .908   .899  .890   .880   .870  .859  .848       89

------------------------------------------------------------------------------------------------------------------------------------
                70    71     72    73     74     75    76     77    78     79     80    81     82     83    84    85

                          PENSIONER WHOSE RETIREMENT AGE IS:

Mortality:           1971 TPF&C Forecast Mortality Table (Pensioner rate based
                     on 85% male; Beneficiary rate based on 85% female)
Interest Rate:       7.5%
Effective:           January 1, 1984
Prepared by:         Towers Perrin

                                      ADDENDUM C

        LEVEL INCOME OPTION -- FACTORS USING UP84 MORTALITY AND 7.5% INTEREST


    AGE      0/12      1/12      2/12      3/12       4/12      5/12      6/12      7/12      8/12      9/12      10/12      11/12
    ---      ----      ----      ----      ----       ----      ----      ----      ----      ----      ----      -----      -----
    50     0.30410   0.30651   0.30892   0.31133    0.31374   0.31615   0.31856   0.32097   0.32338   0.32579   0.32820    0.33061

    51     0.33302   0.33570   0.33837   0.34105    0.34373   0.34641   0.34908   0.35176   0.35444   0.35712   0.35979    0.36247

    52     0.36515   0.36813   0.37111   0.37408    0.37706   0.38004   0.38302   0.38600   0.38898   0.39195   0.39493    0.39791

    53     0.40089   0.40421   0.40753   0.41085    0.41417   0.41749   0.42080   0.42412   0.42744   0.43076   0.43408    0.43740

    54     0.44072   0.44443   0.44814   0.45185    0.45556   0.45927   0.46297   0.46668   0.47039   0.47410   0.47781    0.48152

    55     0.48523   0.48938   0.49353   0.49768    0.50184   0.50599   0.51014   0.51429   0.51844   0.52259   0.52675    0.53090

    56     0.53505   0.53971   0.54437   0.54903    0.55369   0.55835   0.56301   0.56767   0.57233   0.57699   0.58165    0.58631

    57     0.59097   0.59621   0.60146   0.60670    0.61194   0.61719   0.62243   0.62767   0.63292   0.63816   0.64340    0.64865

    58     0.65389   0.65980   0.66572   0.67163    0.67755   0.68346   0.68938   0.69529   0.70121   0.70712   0.71304    0.71895

    59     0.72487   0.73156   0.73825   0.74494    0.75164   0.75833   0.76502   0.77171   0.77840   0.78509   0.79179    0.79848

    60     0.80517   0.81276   0.82035   0.82795    0.83554   0.84313   0.85072   0.85832   0.86591   0.87350   0.88109    0.88869

    61     0.89628   0.90492   0.91357   0.92221    0.93085   0.93950   0.94814   0.95678   0.96543   0.97407   0.98271    0.99136

    62     1.00000


                                      ADDENDUM D

                       PRE-1998 RIP LEVEL INCOME OPTION FACTORS


    AGE      0/12      1/12      2/12      3/12       4/12      5/12      6/12      7/12      8/12      9/12      10/12      11/12
    ---      ----      ----      ----      ----       ----      ----      ----      ----      ----      ----      -----      -----
    50     0.30906   0.31148   0.31390   0.31632    0.31875   0.32117   0.32359   0.32601   0.32843   0.33085   0.33328    0.33570

    51     0.33812   0.34080   0.34349   0.34617    0.34886   0.35154   0.35423   0.35691   0.35960   0.36228   0.36497    0.36765

    52     0.37034   0.37332   0.37630   0.37929    0.38227   0.38525   0.38823   0.39122   0.39420   0.39718   0.40016    0.40315

    53     0.40613   0.40945   0.41277   0.41608    0.41940   0.42272   0.42604   0.42936   0.43268   0.43599   0.43931    0.44263

    54     0.44595   0.44965   0.45335   0.45705    0.46075   0.46445   0.46815   0.47186   0.47556   0.47926   0.48296    0.48666

    55     0.49036   0.49450   0.49863   0.50277    0.50690   0.51104   0.51517   0.51931   0.52345   0.52758   0.53172    0.53585

    56     0.53999   0.54462   0.54926   0.55389    0.55852   0.56316   0.56779   0.57242   0.57706   0.58169   0.58632    0.59096

    57     0.59559   0.60079   0.60599   0.61120    0.61640   0.62160   0.62680   0.63201   0.63721   0.64241   0.64761    0.65282

    58     0.65802   0.66388   0.66974   0.67560    0.68146   0.68732   0.69317   0.69903   0.70489   0.71075   0.71661    0.72247

    59     0.72833   0.73495   0.74157   0.74818    0.75480   0.76142   0.76804   0.77466   0.78128   0.78789   0.79451    0.80113

    60     0.80775   0.81525   0.82274   0.83024    0.83774   0.84524   0.85273   0.86023   0.86773   0.87523   0.88272    0.89022

    61     0.89772   0.90624   0.91477   0.92329    0.93181   0.94034   0.94886   0.95738   0.96591   0.97443   0.98295    0.99148

    62     1.00000

Mortality:    1971 TPF&C Forecast Mortality Table (85% male rate, 15% female rate)
Interest:     7.5%

                                          1